AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2009

FILE NO. 033-86006
FILE NO. 811-08850

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 28    ☒

AND

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 29    ☒

ICAP FUNDS, INC.
(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010
(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq. The MainStay Funds 51 Madison Avenue New York, New York 10010	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

☐     Immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on March 2, 2009 pursuant to paragraph (b)(1) of Rule 485
☐     60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐     on ________, pursuant to paragraph (a)(1) of Rule 485
☐     75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for MainStay ICAP Funds	March 2, 2009
MainStay® Funds
Equity Funds
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
International Funds
MainStay ICAP Global Fund
MainStay ICAP International Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses MainStay Funds that are series of ICAP Funds, Inc., a Maryland corporation (the "Funds"). Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or the "Manager").

New York Life Investments has retained its affiliate, Institutional Capital LLC ("ICAP" or the "Subadvisor"), as the subadvisor that is responsible for the day-to-day portfolio management of the Funds. For more specific information about New York Life Investments and ICAP, see "Know With Whom You're Investing—Who Manages Your Money?"

Each Fund pursues different strategies to achieve its investment objective. The MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund invest primarily in equity securities. The MainStay ICAP Global Fund invests primarily in equity securities of U.S. and foreign companies. The MainStay ICAP International Fund invests primarily in equity securities of foreign companies. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment objective.

Each Fund's investment objective, except for the MainStay ICAP Global Fund, is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. The MainStay ICAP Global Fund's investment objective can be changed without shareholder approval.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  American Depositary Receipts ("ADRs");

  Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"); and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Foreign Securities

Certain Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, and possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Investment Selection Process

ICAP uses a team approach with a primarily large-cap value-oriented investment style. ICAP believes that a team approach to managing assets helps ensure that its investment style is consistently applied over time and that the knowledge, experience and interaction of its investment professionals greatly enhance the investment decision-making process. ICAP's investment process involves three key components: research, valuation and identification of a catalyst.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each Fund. Please review it carefully.

MainStay ICAP Equity Fund
The MainStay ICAP Equity Fund's investment objective is to seek a superior total return with only a moderate degree of risk.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund seeks to achieve a total return greater than the Standard & Poor's 500® Index (the "S&P 500® Index") over a full market cycle and indices comprised of value-oriented stocks over shorter periods.

The Fund intends to be virtually fully invested in equity securities at all times. The Fund will typically hold between 40 and 50 securities.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500® Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

Investment Process

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management at each of these companies, and often customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 40 to 50 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

The Fund is subject to a non-fundamental investment policy that requires at least 80% of its assets to be invested in common stocks and other equity securities. The Board of Directors may change this policy without shareholder approval, provided that shareholders are given at least 60 days' notice. Other equity securities may include ADRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

Principal Risks

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund will typically hold between 40 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expense and fees for Class A, C, R1, R2 and R3 shares, respectively. Performance figures for Investor Class shares, first offered on April 29, 2008 include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares
(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I
(1999–2008)
	Return	Quarter/Year
Highest return/best quarter	13.38%	4Q/03
Lowest return/worst quarter	-22.43%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay ICAP Equity Fund
Return Before Taxes on Distributions
Investor Class	-41.73%	-1.92%	0.81%
Class A	-41.74%	-1.92%	0.81%
Class C	-39.43%	-1.55%	0.63%
Class I	-38.12%	-0.50%	1.67%
Class R1	-38.19%	-0.59%	1.57%
Class R2	-38.34%	-0.85%	1.31%
Class R3	-38.49%	-1.09%	1.06%
Return After Taxes on Distributions[2]
Class I	-38.33%	-2.11%	0.47%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-24.40%	-0.29%	1.33%
S&P 500® Index[3]
(reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
S&P 500/Citigroup Value Index[4]
(reflects no deductions for fees, expenses or taxes)	-39.22%	-1.72%	0.10%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, C, R1, R2 and R3 shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses[4]	0.56%	0.30%	0.50%	0.16%	0.26%	0.26%	0.27%
Total Annual Fund Operating Expenses[5]	1.61%	1.35%	2.30%	0.96%	1.06%	1.31%	1.57%
Fees Recoupments/(Waivers/Reimbursements)[5]	(0.42)%	(0.16)%	(0.36)%	(0.16)%	(0.16)%	(0.16)%	(0.17)%
Net Annual Fund Operating Expenses[5]	1.19%	1.19%	1.94%	0.80%	0.90%	1.15%	1.40%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective August 1, 2008, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.19%; Class A, 1.19%; Class C, 1.94%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15%; and Class R3, 1.40%. This expense cap agreement cannot be modified or terminated prior to May 1, 2009. After May 1, 2009, this expense cap agreement may be modified or terminated only with the approval of the Board of Directors. There is no guarantee that the contractual waiver/reimbursement will continue after that date. Under each expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. Between April 29, 2008 and August 1, 2008, the Fund had a different expense cap agreement in place. This expense cap agreement contained the same expense caps for the Fund but had a different termination provision. Prior to April 29, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitation for Class A, Class C, Class I, Class R1, Class R2, and Class R3 shares the same as in the August 1, 2008 Agreement.
The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I	Class R1	Class R2	Class R3
Expenses After			Assuming no redemption	Assuming redemption at end of each period
1 Year	$665	$665	$197	$297	$82	$92	$117	$143
3 Years	$991	$939	$684	$684	$290	$321	$399	$479
5 Years	$1,340	$1,234	$1,198	$1,198	$515	$569	$703	$839
10 Years	$2,323	$2,071	$2,608	$2,608	$1,163	$1,280	$1,565	$1,853
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay ICAP Select Equity Fund
The MainStay ICAP Select Equity Fund's investment objective is to seek a superior total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund seeks to achieve a total return greater than the S&P 500® Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods.

While the MainStay ICAP Equity and MainStay ICAP Select Equity Funds are similar, the MainStay ICAP Select Equity Fund concentrates its investments in fewer securities than the MainStay ICAP Equity Fund. The MainStay ICAP Select Equity Fund will typically hold between 20 and 30 securities.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500® Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

Investment Process

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management at each of these companies, and often customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 20 to 30 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

The Fund is subject to a non-fundamental investment policy that requires at least 80% of its assets to be invested in common stocks and other equity securities. The Board of Directors may change this policy without shareholder approval, provided that shareholders are given at least 60 days' notice. Other equity securities may include ADRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

Principal Risks

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Due to its trading strategies, the Fund's portfolio turnover rate may be between 150% and 300%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expense and fees for Class A, C, R1, R2 and R3 shares, respectively. Performance figures for Investor Class shares, first offered on April 29, 2008 include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares
(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I
(1999–2008)
	Return	Quarter/Year
Highest return/best quarter	16.27%	4Q/03
Lowest return/worst quarter	-22.00%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay ICAP Select Equity Fund
Return Before Taxes on Distributions
Investor Class	-41.09%	-0.64%	3.36%
Class A	-41.04%	-0.62%	3.37%
Class C	-38.71%	-0.24%	3.18%
Class I	-37.42%	0.79%	4.23%
Class R1	-37.45%	0.71%	4.13%
Class R2	-37.64%	0.44%	3.86%
Class R3	-37.75%	0.21%	3.61%
Return After Taxes on Distributions[2]
Class I	-37.61%	-0.22%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-23.97%	0.72%	3.51%
S&P 500® Index[3]
(reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
S&P 500/Citigroup Value Index[4]
(reflects no deductions for fees, expenses or taxes)	-39.22%	-1.72%	0.10%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, C, R1, R2 and R3 shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses[4]	0.26%	0.19%	0.25%	0.14%	0.26%	0.24%	0.25%
Total Annual Fund Operating Expenses[5]	1.31%	1.24%	2.05%	0.94%	1.06%	1.29%	1.55%
Fees Recoupments/(Waivers/Reimbursements)[5]	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Net Annual Fund Operating Expenses[5]	1.17%	1.10%	1.91%	0.80%	0.92%	1.15%	1.41%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
5	Each class of shares of the Fund is subject to an expense limitation with New York Life Investments. Effective August 25, 2008, New York Life Investments has entered into a written expense limitation agreement, under which the management fee will be waived and/or the operating expenses will be reimbursed to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class I shares do not exceed 0.80% of its average net assets. This expense cap agreement may be modified or terminated only with the approval of the Board of Directors. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. Prior to August 25, 2008, the Fund had a different expense cap agreement in place. This expense cap agreement contained the same expense caps for the Fund but had a different termination provision. Under each expense limitation agreement, New York Life Investments may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.
The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I	Class R1	Class R2	Class R3
Expenses After			Asssuming no redemption	Assuming redemption at end of each period
1 Year	$663	$656	$194	$294	$82	$94	$117	$144
3 Years	$929	$909	$629	$629	$286	$323	$395	$476
5 Years	$1,216	$1,181	$1,090	$1,090	$506	$571	$694	$831
10 Years	$2,031	$1,956	$2,368	$2,368	$1,142	$1,281	$1,544	$1,834
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay ICAP Global Fund
The MainStay ICAP Global Fund's investment objective is to seek a superior total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund may invest in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International World Index (the "MSCI World Index"). The Fund will typically hold between 50 and 80 securities. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless ICAP deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among various countries (at least three different countries), including the United States.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The market capitalizations of companies in the Index fluctuate and as of December 31, 2008, they ranged from $181 million to $415 billion.

The Fund may invest in foreign common stocks and other equity securities and currencies. Other equity securities may include ADRs, GDRs, EDRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a foreign securities exchange.

Investment Process

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management at each of these companies, and often customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 50 to 80 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

Principal Risks

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

An investment in the Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only fund. The Fund may incur higher expenses and costs when making foreign investments, which will affect the Fund's total return. Because the Fund may invest in securities of companies trading in emerging or developing markets, investing in this Fund involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and regulatory oversight can be less than in more developed markets. Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility. The legal and accounting structures of these countries may be less developed, creating a greater likelihood of high levels of inflation, deflation or currency devaluations, which could affect their economies and securities markets. Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund. Investments in foreign companies, in the form of depositary receipts, such as ADRs, GDRs or EDRs, may entail the special risks of international investing.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund will typically hold between 50 and 80 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of greater than 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

Since the Fund does not have a full calendar year of performance information, no performance information is yet available.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds) [2]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	None
Other Expenses[5]	1.13%	0.94%	1.13%	0.94%
Total Annual Fund Operating Expenses [6]	2.18%	1.99%	2.93%	1.74%
Fees Recoupments/(Waivers/Reimbursements)[6]	(0.98)%	(0.84)%	(0.98)%	(0.84)%
Net Annual Fund Operating Expenses [6]	1.20%	1.15%	1.95%	0.90%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
3	The management fee for the Fund is an annual percentage of the Fund's average net assets.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective August 1, 2008, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses for the class do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. There is no guarantee that the contractual waiver/reimbursement will continue after that date. These expense limitations may be modified or terminated only with the approval of the Board.

Prior to August 1, 2008, the Fund had a similar agreement in place. Under each expense limitation agreement, New York Life Investments may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.
The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses After			Assuming no redemption	Assuming redemption at end of each period
1 Year	$666	$661	$198	$298	$92
3 Years	$1,105	$1,063	$814	$814	$466
5 Years	$1,570	$1,490	$1,457	$1,457	$865
10 Years	$2,853	$2,675	$3,182	$3,182	$1,982
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay ICAP International Fund
The MainStay ICAP International Fund's investment objective is to seek a superior total return with income as a secondary objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund may invest in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE® Index"). Under normal circumstances, the Fund will typically hold between 30 and 50 securities. The Fund intends to have at all times a majority of assets invested in foreign companies, with significant investments in at least three countries outside the United States.

The MSCI EAFE® Index is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $181 million to $150 billion.

The Fund may invest in foreign common stocks and other equity securities and currencies. Other equity securities may include ADRs, GDRs, EDRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a foreign securities exchange.

Investment Process

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management at each of these companies, and often customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 30 to 50 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

Principal Risks

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

An investment in the Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only fund. The Fund may incur higher expenses and costs when making foreign investments, which will affect the Fund's total return. Because the Fund may invest in securities of companies trading in emerging or developing markets, investing in this Fund involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and regulatory oversight can be less than in more developed markets. Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility. The legal and accounting structures of these countries may be less developed, creating a greater likelihood of high levels of inflation, deflation or currency devaluations, which could affect their economies and securities markets. Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund. Investments in foreign companies, in the form of depositary receipts, such as ADRs, GDRs or EDRs, may entail the special risks of international investing.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund will typically hold between 30 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of greater than 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expense and fees for Class A, C, R1, R2 and R3 shares, respectively. Performance figures for Investor Class shares, first offered on April 29, 2008 include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares
(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I
(1999–2008)
	Return	Quarter/Year
Highest return/best quarter	21.04%	2Q/03
Lowest return/worst quarter	-23.77%	3Q/02

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay ICAP International Fund
Return Before Taxes on Distributions
Investor Class	-42.06%	3.74%	3.81%
Class A	-41.99%	3.77%	3.82%
Class C	-39.76%	4.13%	3.61%
Class I	-38.43%	5.23%	4.68%
Class R1	-38.52%	5.12%	4.57%
Class R2	-38.65%	4.87%	4.32%
Class R3	-38.81%	4.59%	4.05%
Return After Taxes on Distributions[2]
Class I	-38.70%	3.93%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-24.41%	4.46%	3.59%
MSCI EAFE Index3,[4]
(reflects no deductions for fees, expenses or taxes)	-43.38%	1.66%	0.80%
MSCI Europe Index[5]
(reflects no deductions for fees, expenses or taxes)	-46.42%	1.53%	0.37%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, C, R1, R2 and R3 shares may vary.
3	Effective April 30, 2005, the ICAP International Fund broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States. It also changed its benchmark index from the MSCI Europe to the MSCI EAFE (Europe, Australasia, Far East) to match its broadened investment focus.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The MSCI Europe Index is generally representative of the European market for large- to mid-capitalization stocks. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds) [2]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses[5]	0.44%	0.26%	0.37%	0.21%	0.31%	0.31%	0.32%
Total Annual Fund Operating Expenses[6]	1.49%	1.31%	2.17%	1.01%	1.11%	1.36%	1.62%
Fees Recoupments/(Waivers/Reimbursements)[6]	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%
Net Annual Fund Operating Expenses[6]	1.28%	1.10%	1.96%	0.80%	0.90%	1.15%	1.41%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
3	The management fee for the Fund is an annual percentage of the Fund's average net assets.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
6	Each class of shares of the Fund is subject to an expense limitation with New York Life Investments. Effective August 25, 2008, New York Life Investments has entered into a written expense limitation agreement, under which the management fee will be waived and/or the operating expenses will be reimbursed to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class I shares do not exceed 0.80% of its average net assets. This expense cap agreement may be modified or terminated only with the approval of the Board of Directors. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. Prior to August 25, 2008, the Fund had a different expense cap agreement in place. This expense cap agreement contained the same expense caps for the Fund but had a different termination provision. Under each expense limitation agreement, New York Life Investments may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.
The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I	Class R1	Class R2	Class R3
Expenses After			Assuming no redemption	Assuming redemption at end of each period
1 Year	$673	$656	$199	$299	$82	$92	$117	$144
3 Years	$976	$923	$659	$659	$301	$332	$410	$491
5 Years	$1,300	$1,210	$1,145	$1,145	$537	$591	$725	$862
10 Years	$2,215	$2,025	$2,487	$2,487	$1,217	$1,333	$1,617	$1,904
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
More About Investment Strategies and Risks
Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

American Depositary Receipts ("ADRs")

Certain Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")

The MainStay ICAP Global Fund and MainStay ICAP International Fund invest in GDRs and EDRs. EDRs and GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Investment Policies and Objectives

The MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund are subject to non-fundamental investment policies that require at least 80% of their assets to be invested in common stocks and other equity securities. This policy may be changed by the Board of Directors only upon 60 days' notice to shareholders. For the purpose of testing the 80% requirement, "assets" means a Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time of purchase when the Fund invests its assets. A Fund which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

The investment objective of the MainStay ICAP Global Fund is non-fundamental and may be changed without shareholder approval. For all other Funds, the investment objective is fundamental.

Lending of Portfolio Securities

All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Subadvisor or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Options and Futures Transactions

The Funds may invest up to 30% of their respective net assets in options and futures transactions, sometimes referred to as derivative transactions. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts (REITs)

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such circumstances, each Fund may invest without limit in money market securities and other investments.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class, and Classes A, C, I, R1, R2 and R3 shares of the Funds. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

  Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	1% on sale of shares held for one year or less	None	None	None	None
Ongoing service and/or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	0.10%	0.10%	0.10%
Redemption fee[2]	None	None	None	None	None	None	None
Conversion feature	Yes[3]	Yes[3]	None	Yes[3]	Yes[3]	Yes[3]	Yes[3]
Purchase maximums[4]	None	None	$1,000,000	None	None	None	None
1	Except on certain redemptions made without an initial sales charge.
2	Except for the MainStay ICAP Global Fund and MainStay ICAP International Fund, which impose a 2% redemption fee.
3	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
4	Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares of a Fund are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years). Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or The MainStay Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service fees over the life of your investment.

  In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares, to minimize your sales charges, the Fund first redeems shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, then fully aged shares and any shares you received through the reinvestment of dividends and capital gains) and then shares you have held longest.

  Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing distribution or service fees.

  You may buy Class I shares if you are an:

    Institutional Investor, which includes, among others:

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder

Class R1, R2 and R3 Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

  You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service fees for Class R2 and Class R3 shares.

  Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or NYLIFE Distributors LLC, including:

    Section 401(a) and 457 plans;

    Certain Section 403(b)(7) plans;

    401(k), profit sharing, money purchase pension and defined benefit plans; and

    Non-qualified deferred compensation plans.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Funds' Board Members; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the Funds' Subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class C Shares

The following minimums apply if you are investing in Class C shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as set forth below. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

Purchase	Sales charges[1]as a percentage of		Typical dealer concession as a %
amount	Offering price	Net investment	of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,000	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed:

  the current aggregate NAV of Class C shares of the Fund purchased more than one year prior to the redemption; plus the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note that the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the table above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund (which is offered in a separate prospectus), investments in Class I shares or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class C shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Alternative Sales Arrangements—Reduced Sales Charges or Investor Class and Class A Shares" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase shares of one or more MainStay Funds (excluding investments in the MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI under "Alternative Sales Arrangements - Reduced Sales Charges on Investor Class and Class A Shares" and on the internet at mainstayinvestments.com under the "Shareholder Services" tab.

"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption within one year of the date of purchase.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds, New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782) and review the information under "Alternative Sales Arrangements—Reduced Sales Charges on Investor Class and Class A Shares" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class C 12b-1 plan provides for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class C shares of the Fund. The Class R3 12b-1 plan provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts; and

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts).

This small account fee will be deducted in $10 increments on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Shareholder Services Plans

Each Fund has also adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 and Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that are provided under the Class R2 or Class R3 12b-1 plan.

Redemption Fee

The MainStay ICAP Global Fund and MainStay ICAP International Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

  401(k) plans;

  Section 529 qualified tuition plans;

  accounts held in omnibus accounts on the books of certain financial intermediary firms;

  wrap program accounts;

  qualified default investment alternative accounts; or

  redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 800-MAINSTAY (624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.

  The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and ICAP do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account

Investor Class, Class A or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class and Class A shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class and Class A shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate a conversion feature at any time.

Opening Your Account - Individual Shareholders
How	Details
By wire:	You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s) your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.	MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it. Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

By mail:	Return your completed MainStay Funds application with a check for the amount of your investment to: MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401 Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStaty Funds.

  $1,000 minimum for Investor Class and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).

  $5 million minimum for Class I shares

Be sure to write on your check:

  name(s) of investor(s); and

  Fund name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

	To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase. Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or Visit us at mainstayinvestments.com	Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Make your check payable to MainStay Funds.

  $50 minimum (for Investor Class and Class C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
How	Details
By contacting your financial advisor:	You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:	To receive proceeds by check:
Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV. Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required. There is a $15 fee for Class A shares ($25 fee for Investor Class and Class C shares) for checks mailed to you via overnight service.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we do not issue share certificates.

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Class C shares, Investor Class shares or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  When you sell shares of the MainStay ICAP Global Fund or the MainStay ICAP International Fund within 60 days of purchase, the Fund will impose a redemption fee of 2.00% on the total redemption amount (calculated at market value), except as otherwise provided herein.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances of less than $100 invested in Investor Class shares or $500 invested in Class A or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes…but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same Fund or the same class of any other MainStay Fund. Accounts established with a dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 High Yield Fund

  MainStay 130/30 International Fund

  MainStay All Cap Growth Fund

  MainStay Balanced Fund

  MainStay Capital Appreciation Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Diversified Income Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay Income Manager Fund

  MainStay Indexed Bond Fund

  MainStay Institutional Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Mid Cap Core Fund

  MainStay Mid Cap Growth Fund

  MainStay Mid Cap Value Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay S&P 500 Index Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay Short Term Bond Fund

  MainStay Small Cap Growth Fund

  MainStay Small Company Value Fund

  MainStay Tax Free Bond Fund

  MainStay Total Return Fund

  MainStay Value Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A or Class C shares, as applicable, of another MainStay Fund.

When you exchange shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. The MainStay ICAP Global Fund's and the MainStay ICAP International Fund's securities may be listed on foreign exchanges that trade on days when the Fund does not calculate net asset value, and as a result the market value of the Fund's investments may change on days when you cannot purchase or redeem Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchange but prior to the close of the New York Stock Exchange. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate, to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Fund's objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days the New York Stock Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager in consultation with the Subadvisor deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably MainStay ICAP Global Fund's and MainStay ICAP International Fund's, fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each of the Fund's portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 15 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

Dividends are normally paid on the last business day of each quarter after a dividend is declared, to the extent that income is available. For the MainStay ICAP Global Fund and the MainStay ICAP International Fund, however, dividends are normally paid less frequently, typically on a semi-annual or annual basis. You begin earning dividends the next business day after MainStay Investments receives your purchase in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund; or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Blended Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You're Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Directors of the Funds oversees the actions of the Manager, the Subadvisor and the Distributor (each, as defined below) and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments, 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial, accounting and legal records required for the Funds. The Manager has delegated its portfolio management responsibilities for the Funds to the Subadvisor and is responsible for supervising the Subadvisor in the execution of its responsibilities. New York Life Investments has retained Institutional Capital LLC as the Subadvisor to the Funds.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds except for the independent members of the Board and all the operational expenses that are not the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2008, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund paid New York Life Investments an aggregate fee for management services performed of 0.63%, 0.66%, (0.04)% and 0.59%, respectively, of the average daily net assets of each Fund.

For information regarding the basis for the Board of Directors' approval of the Management and Subadvisory Agreements regarding the MainStay ICAP Global Fund, please refer to the Funds' Annual Report to shareholders for the fiscal year ended October 31, 2008. For information regarding the Board's approval of the Management and Subadvisory Agreements with regard to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund, please refer to the Funds' Semi-Annual Report to shareholders for the fiscal period ended June 30, 2008.

The Manager is not responsible for records maintained by the Funds' Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments with respect to all of the Funds, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as the Manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2008, New York Life Investments and its affiliates managed approximately $224 billion in assets.

Under the supervision of the Manager and pursuant to a Subadvisory Agreement with the Manager, ICAP is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds. For these services, ICAP is paid a monthly fee by New York Life Investments, not the Funds.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The fees paid to the subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of a Fund. Note that the shareholders of the Funds have approved the manager-of-managers arrangement.

The Manager and the Funds have retained the registered investment adviser listed below as the Subadvisor of the Funds.

Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, has been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. ICAP is an indirect, wholly owned subsidiary of New York Life. As of December 31, 2008, ICAP managed approximately $12 billion in assets. New York Life Investments and ICAP are affiliates.

Investment Team

ICAP uses a team approach in making investment decisions for each Fund, with all of ICAP's investment professionals contributing to the process.

The senior members of the investment team and their areas of responsibility are described below. The Funds' SAI provides additional information about the senior members of the investment team, including other accounts they manage, their ownership of Fund shares and the method of determining the compensation for all key ICAP investment professionals.

Jerrold K. Senser, CFA Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Previously, Mr. Senser served as Executive Vice President of ICAP and was a senior member of the investment committee from March 1993 to July 2007. Mr. Senser has been with the firm since 1986. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

Thomas R. Wenzel, CFA Mr. Wenzel has served as Executive Vice President and Director of Research since April 2006 and is a senior member of the investment committee. Mr. Wenzel has served as a lead portfolio manager for all of ICAP's investment strategies since July 2007. As a 16-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. Previously, Mr. Wenzel served as Senior Vice President and Director of Research of ICAP from October 1993 to April 2006. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of each Fund for each of the past five fiscal years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). The information for the periods ended October 31, 2008, December 31, 2007 and December 31, 2006 has been audited by KPMG, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The annual report is also available at mainstayinvestments.com. The information for the years ended on or before December 31, 2005 was audited by other auditors.

Please note that as of July 1, 2008, the fiscal year end for the MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund was changed from December 31 to October 31. The fiscal year end for MainStay ICAP Global Fund has been October 31 since its inception.

MainStay ICAP Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Investor Class	April 29, 2008* through October 31, 2008**
Net asset value at beginning of period	$39.51
Net investment income (loss)	0.27
Net realized and unrealized gain on investments	(12.55)
Total from investment operations	(12.28)
Less dividends and distributions:
From net investment income	(0.28)
From net realized gain on investments	-
Total dividends and distributions	(0.28)
Net asset value at end of period	$26.95
Total investment return(a)(b)	(31.24	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54	%†
Net expenses	1.19	%†
Expenses (before waiver)	1.61	%†
Portfolio turnover rate	106%
Net assets at end of period (in 000's)	$10,798
*	Commencement of operations
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
Class A	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$41.53		$45.01	$44.82
Net investment income (loss)	0.42		0.66	0.20	(a)
Net realized and unrealized gain on investments	(14.59)		1.88	4.02
Total from investment operations	(14.17)		2.54	4.22
Less dividends and distributions:
From net investment income	(0.43)		(0.61)	(0.30)
From net realized gain on investments	-		(5.41)	(3.73)
Total dividends and distributions	(0.43)		(6.02)	(4.03)
Net asset value at end of period	$26.93		$41.53	$45.01
Total investment return(b)(c)	(34.38	)%(d)	5.78%	9.55	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	%†	1.22%	1.28	%†
Net expenses	1.18	%†	1.18%	1.30	%†
Expenses (before waiver)	1.35	%†	1.36%	1.39	%†
Portfolio turnover rate	106%		71%	80%
Net assets at end of period (in 000's)	$21,826		$51,349	$6,798
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay ICAP Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class C	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$41.43		$44.96	$44.82
Net investment income (loss)	0.19		0.34	0.08	(a)
Net realized and unrealized gain on investments	(14.55)		1.85	4.03
Total from investment operations	(14.36)		2.19	4.11
Less dividends and distributions:
From net investment income	(0.21)		(0.31)	(0.24)
From net realized gain on investments	-		(5.41)	(3.73)
Total dividends and distributions	(0.21)		(5.72)	(3.97)
Net asset value at end of period	$26.86		$41.43	$44.96
Total investment return(b)(c)	(34.82	)%(d)	4.99%	9.30	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65	%†	0.49%	0.54	%†
Net expenses	1.94	%†	1.93%	2.05	%†
Expenses (before waiver)	2.30	%†	2.11%	2.14	%†
Portfolio turnover rate	106%		71%	80%
Net assets at end of period (in 000's)	$4,996		$8,606	$1,922
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	January 1, 2008 through October 31,		Year ended December 31,
Class I	2008*		2007	2006	2005	2004	2003
Net asset value at beginning of period	$41.57		$45.03	$41.17	$44.01	$40.89	$32.07
Net investment income (loss)	0.54		0.77	0.63 (a)	0.65	0.72	0.37
Net realized and unrealized gain on investments	(14.62)		1.94	7.59	4.17	3.88	8.82
Total from investment operations	(14.08)		2.71	8.22	4.82	4.60	9.19
Less dividends and distributions:
From net investment income	(0.52)		(0.76)	(0.63)	(0.64)	(0.72)	(0.37)
From net realized gain on investments	-		(5.41)	(3.73)	(7.02)	(0.76)	-
Total dividends and distributions	(0.52)		(6.17)	(4.36)	(7.66)	(1.48)	(0.37)
Net asset value at end of period	$26.97		$41.57	$45.03	$41.17	$44.01	$40.89
Total investment return(b)(c)(d)	(34.18	)%(e)	6.20%	20.17%	10.91%	11.33%	28.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79	%†	1.63%	1.42%	1.37%	1.63%	1.03%
Net expenses	0.80	%†	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (before waiver)	0.96	%†	0.92%	0.88%	0.88%	0.87%	0.87%
Portfolio turnover rate	106%		71%	80%	86%	74%	97%
Net assets at end of period (in 000's)	$732,479		$1,041,210	$982,543	$800,011	$943,964	$1,079,900
*	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay ICAP Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R1	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$41.59		$45.00	$44.82
Net investment income (loss)	0.52		0.77	0.22	(a)
Net realized and unrealized gain on investments	(14.64)		1.94	4.03
Total from investment operations	(14.12)		2.71	4.25
Less dividends and distributions:
From net investment income	(0.49)		(0.71)	(0.34)
From net realized gain on investments	-		(5.41)	(3.73)
Total dividends and distributions	(0.49)		(6.12)	(4.07)
Net asset value at end of period	$26.98		$41.59	$45.00
Total investment return(b)(c)(d)	(34.24	)%(e)	6.10%	9.67	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%†	1.72%	1.38	%†
Net expenses	0.90	%†	0.90%	0.90	%†
Expenses (before waiver)	1.06	%†	1.02%	0.99	%†
Portfolio turnover rate	106%		71%	80%
Net assets at end of period (in 000's)	$1,370		$1,097	$40
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
Class R2	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$41.54		$45.02	$44.82
Net investment income (loss)	0.44		0.63	0.12	(a)
Net realized and unrealized gain on investments	(14.62)		1.92	4.13
Total from investment operations	(14.18)		2.55	4.25
Less dividends and distributions:
From net investment income	(0.42)		(0.62)	(0.32)
From net realized gain on investments	-		(5.41)	(3.73)
Total dividends and distributions	(0.42)		(6.03)	(4.05)
Net asset value at end of period	$26.94		$41.54	$45.02
Total investment return(b)(c)(d)	(34.38	)%(e)	5.82%	9.58	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43	%†	1.29%	0.77	%†
Net expenses	1.15	%†	1.15%	1.15	%†
Expenses (before waiver)	1.31	%†	1.27%	1.24	%†
Portfolio turnover rate	106%		71%	80%
Net assets at end of period (in 000's)	$781		$1,156	$1,161
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay ICAP Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R3	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$41.52		$45.00	$44.82
Net investment income (loss)	0.38		0.57	0.13	(a)
Net realized and unrealized gain on investments	(14.61)		1.86	4.06
Total from investment operations	(14.23)		2.43	4.19
Less dividends and distributions:
From net investment income	(0.36)		(0.50)	(0.28)
From net realized gain on investments	-		(5.41)	(3.73)
Total dividends and distributions	(0.36)		(5.91)	(4.01)
Net asset value at end of period	$26.93		$41.52	$45.00
Total investment return(b)(c)(d)	(34.51	)%(e)	5.55%	9.49	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16	%†	0.98%	0.86	%†
Net expenses	1.40	%†	1.40%	1.40	%†
Expenses (before waiver)	1.57	%†	1.52%	1.49	%†
Portfolio turnover rate	106%		71%	80%
Net assets at end of period (in 000's)	$72		$67	$27
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay ICAP Select Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Investor Class	April 29, 2008* through October 31, 2008**
Net asset value at beginning of period	$36.87
Net investment income (loss)	0.25	(a)
Net realized and unrealized gain on investments	(11.25)
Total from investment operations	(11.00)
Less dividends and distributions:
From net investment income	(0.25)
From net realized gain on investments	-
Total dividends and distributions	(0.25)
Net asset value at end of period	$25.62
Total investment return(b)(c)	(29.97	)%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%†
Net expenses	1.15	%†
Expenses (before waiver)	1.31	%†
Portfolio turnover rate	117%
Net assets at end of period (in 000's)	$7,601
*	Commencement of operations
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
Class A	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.79		$41.60	$39.46
Net investment income (loss)	0.42	(a)	0.48 (a)	0.24	(a)
Net realized and unrealized gain on investments	(13.18)		2.23	3.62
Total from investment operations	(12.76)		2.71	3.86
Less dividends and distributions:
From net investment income	(0.41)		(0.51)	(0.29)
From net realized gain on investments	-		(5.01)	(1.43)
Total dividends and distributions	(0.41)		(5.52)	(1.72)
Net asset value at end of period	$25.62		$38.79	$41.60
Total investment return(b)(c)	(33.14	)%(d)	6.62%	9.84	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%†	1.09%	1.73	%†
Net expenses	1.10	%†	1.15%	1.20	%†
Expenses (before waiver)	1.24	%†	1.26%	1.29	%†
Portfolio turnover rate	117%		123%	115%
Net assets at end of period (in 000's)	$142,130		$161,070	$16,514
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay ICAP Select Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class C	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.68		$41.56	$39.46
Net investment income (loss)	0.18	(a)	0.14 (a)	0.13	(a)
Net realized and unrealized gain on investments	(13.12)		2.24	3.63
Total from investment operations	(12.94)		2.38	3.76
Less dividends and distributions:
From net investment income	(0.21)		(0.25)	(0.23)
From net realized gain on investments	-		(5.01)	(1.43)
Total dividends and distributions	(0.21)		(5.26)	(1.66)
Net asset value at end of period	$25.53		$38.68	$41.56
Total investment return(b)(c)	(33.59	)%(d)	5.83%	9.59	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65	%†	0.33%	0.91	%†
Net expenses	1.91	%†	1.90%	1.95	%†
Expenses (before waiver)	2.05	%†	2.01%	2.04	%†
Portfolio turnover rate	117%		123%	115%
Net assets at end of period (in 000's)	$47,831		$45,789	$3,293
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	January 1, 2008 through October 31,		Year ended December 31,
Class I	2008*		2007	2006	2005	2004	2003
Net asset value at beginning of period	$38.84		$41.62	$36.17	$34.35	$29.79	$21.37
Net investment income (loss)	0.51	(a)	0.64 (a)	0.57 (a)	0.45	0.56	0.21
Net realized and unrealized gain on investments	(13.20)		2.21	6.83	2.70	4.76	8.42
Total from investment operations	(12.69)		2.85	7.40	3.15	5.32	8.63
Less dividends and distributions:
From net investment income	(0.48)		(0.62)	(0.52)	(0.45)	(0.56)	(0.21)
From net realized gain on investments	-		(5.01)	(1.43)	(0.88)	(0.20)	-
Total dividends and distributions	(0.48)		(5.63)	(1.95)	(1.33)	(0.76)	(0.21)
Net asset value at end of period	$25.67		$38.84	$41.62	$36.17	$34.35	$29.79
Total investment return(b)(c)(d)	(32.99	)%(e)	6.95%	20.60%	9.22%	17.98%	40.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78	%†	1.44%	1.45%	1.38%	2.18%	0.88%
Net expenses	0.80	%†	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (before waiver)	0.94	%†	0.91%	0.88%	0.93%	1.01%	1.22%
Portfolio turnover rate	117%		123%	115%	170%	198%	317%
Net assets at end of period (in 000's)	$1,296,268		$1,863,460	$1,519,408	$676,703	$285,529	$81,021
*	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay ICAP Select Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R1	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.85		$41.62	$39.46
Net investment income (loss)	0.42	(a)	0.59 (a)	0.26	(a)
Net realized and unrealized gain on investments	(13.13)		2.24	3.63
Total from investment operations	(12.71)		2.83	3.89
Less dividends and distributions:
From net investment income	(0.46)		(0.59)	(0.30)
From net realized gain on investments	-		(5.01)	(1.43)
Total dividends and distributions	(0.46)		(5.60)	(1.73)
Net asset value at end of period	$25.68		$38.85	$41.62
Total investment return(b)(c)(d)	(33.03	)%(e)	6.87%	9.94	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%†	1.33%	1.89	%†
Net expenses	0.91	%†	0.90%	0.90	%†
Expenses (before waiver)	1.06	%†	1.01%	0.99	%†
Portfolio turnover rate	117%		123%	115%
Net assets at end of period (in 000's)	$5,286		$1,440	$63
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
Class R2	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.80		$41.60	$39.46
Net investment income (loss)	0.40	(a)	0.53 (a)	0.17	(a)
Net realized and unrealized gain on investments	(13.18)		2.18	3.68
Total from investment operations	(12.78)		2.71	3.85
Less dividends and distributions:
From net investment income	(0.39)		(0.50)	(0.28)
From net realized gain on investments	-		(5.01)	(1.43)
Total dividends and distributions	(0.39)		(5.51)	(1.71)
Net asset value at end of period	$25.63		$38.80	$41.60
Total investment return(b)(c)(d)	(33.18	)%(e)	6.56%	9.85	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	%†	1.18%	1.25	%†
Net expenses	1.15	%†	1.15%	1.15	%†
Expenses (before waiver)	1.29	%†	1.26%	1.24	%†
Portfolio turnover rate	117%		123%	115%
Net assets at end of period (in 000's)	$10,796		$12,712	$27
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay ICAP Select Equity Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R3	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007	September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.76		$41.58	$39.46
Net investment income (loss)	0.28	(a)	0.31 (a)	0.14	(a)
Net realized and unrealized gain on investments	(13.10)		2.29	3.67
Total from investment operations	(12.82)		2.60	3.81
Less dividends and distributions:
From net investment income	(0.34)		(0.41)	(0.26)
From net realized gain on investments	-		(5.01)	(1.43)
Total dividends and distributions	(0.34)		(5.42)	(1.69)
Net asset value at end of period	$25.60		$38.76	$41.58
Total investment return(b)(c)(d)	(33.29	)%(e)	6.30%	9.77	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%†	0.70%	1.00	%†
Net expenses	1.40	%†	1.40%	1.40	%†
Expenses (before waiver)	1.55	%†	1.51%	1.49	%†
Portfolio turnover rate	117%		123%	115%
Net assets at end of period (in 000's)	$2,963		$185	$27
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay ICAP Global Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Investor Class	April 30, 2008* through October 31, 2008
Net asset value at beginning of period	$10.00
Net investment income (loss)	0.08	(a)
Net realized and unrealized gain on investments	(3.57)
Net realized and unrealized loss on foreign currency transactions	(0.00	)‡
Total from investment operations	(3.49)
Less dividends:
From net investment income	(0.05)
Redemption fee	(0.00	)‡
Net asset value at end of period	$6.46
Total investment return(b)(c)	(35.07)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84	%†
Net expenses	1.20	%†
Expenses (before waiver)	2.18	%†
Portfolio turnover rate	75%
Net assets at end of period (in 000's)	$56
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
Class A	April 30, 2008* through October 31, 2008
Net asset value at beginning of period	$10.00
Net investment income (loss)	0.09	(a)
Net realized and unrealized gain on investments	(3.57)
Net realized and unrealized loss on foreign currency transactions	(0.00	)‡
Total from investment operations	(3.48)
Less dividends:
From net investment income	(0.05)
Redemption fee	(0.00	)‡
Net asset value at end of period	$6.47
Total investment return(b)(c)	(34.97)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	%†
Net expenses	1.15	%†
Expenses (before waiver)	1.99	%†
Portfolio turnover rate	75%
Net assets at end of period (in 000's)	$374
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay ICAP Global Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class C	April 30, 2008* through October 31, 2008
Net asset value at beginning of period	$10.00
Net investment income (loss)	0.05	(a)
Net realized and unrealized gain on investments	(3.57)
Net realized and unrealized loss on foreign currency transactions	(0.00	)‡
Total from investment operations	(3.52)
Less dividends:
From net investment income	(0.03)
Redemption fee	(0.00	)‡
Net asset value at end of period	$6.45
Total investment return(b)(c)	(35.26)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15	%†
Net expenses	1.95	%†
Expenses (before waiver)	2.93	%†
Portfolio turnover rate	75%
Net assets at end of period (in 000's)	$20
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
Class I	April 30, 2008* through October 31, 2008
Net asset value at beginning of period	$10.00
Net investment income (loss)	0.10	(a)
Net realized and unrealized gain on investments	(3.58)
Net realized and unrealized loss on foreign currency transactions	(0.00	)‡
Total from investment operations	(3.48)
Less dividends:
From net investment income	(0.05)
Redemption fee	(0.00	)‡
Net asset value at end of period	$6.47
Total investment return(b)(c)(d)	(34.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25	%†
Net expenses	0.90	%†
Expenses (before waiver)	1.74	%†
Portfolio turnover rate	75%
Net assets at end of period (in 000's)	$31,662
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay ICAP International Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Investor Class	April 29, 2008* through October 31, 2008
Net asset value at beginning of period	$36.83
Net investment income (loss)	0.47	(a)
Net realized and unrealized gain on investments	(14.56)
Net realized and unrealized loss on foreign currency transactions	(0.01)
Total from investment operations	(14.10)
Less dividends and distributions:
From net investment income	(0.54)
From net realized gain on investments	-
Total dividends and distributions	(0.54)
Redemption fee	(0.00	)‡(a)
Net asset value at end of period	$22.19
Total investment return(b)(c)	(38.80	)%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96	%†
Net expenses	1.24	%†
Expenses (before waiver)	1.49	%†
Portfolio turnover rate	79%
Net assets at end of period (in 000's)	$8,674
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
Class A	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007		September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.22		$39.09		$37.00
Net investment income (loss)	0.77	(a)	0.57	(a)	0.00	‡(a)
Net realized and unrealized gain on investments	(16.22)		3.67		3.58
Net realized and unrealized loss on foreign currency transactions	(0.01)		-		-
Total from investment operations	(15.46)		4.24		3.58
Less dividends and distributions:
From net investment income	(0.57)		(0.69)		(0.79)
From net realized gain on investments	-		(4.42)		(0.70)
Total dividends and distributions	(0.57)		(5.11)		(1.49)
Redemption fee	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$22.19		$38.22		$39.09
Total investment return(b)(c)	(40.97	)%(d)	11.20%		9.74	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78	%†	1.36%		0.04	%†
Net expenses	1.10	%†	1.15%		1.15	%†
Expenses (before waiver)	1.31	%†	1.33%		1.47	%†(e)
Portfolio turnover rate	79%		109%		155%
Net assets at end of period (in 000's)	$73,122		$121,098		$20,516
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.

MainStay ICAP International Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class C	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007		September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.04		$39.03		$37.00
Net investment income (loss)	0.54	(a)	0.25	(a)	0.09	(a)
Net realized and unrealized gain on investments	(16.12)		3.66		3.56
Net realized and unrealized loss on foreign currency transactions	(0.01)		-		-
Total from investment operations	(15.59)		3.91		3.47
Less dividends and distributions:
From net investment income	(0.43)		(0.48)		(0.74)
From net realized gain on investments	-		(4.42)		(0.70)
Total dividends and distributions	(0.43)		(4.90)		(1.44)
Redemption fee	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$22.02		$38.04		$39.03
Total investment return(b)(c)(d)	(41.39	)%(e)	10.35%		9.44	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98	%†	0.60%		0.69	%†
Net expenses	1.96	%†	1.90%		1.90	%†
Expenses (before waiver)	2.17	%†	2.08%		2.22	%†(f)
Portfolio turnover rate	79%		109%		155%
Net assets at end of period (in 000's)	$19,586		$32,652		$7,266
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.
Class I	January 1, 2008 through October 31,		Year Ended December 31,
	2008*		2007		2006	2005		2004		2003
Net asset value at beginning of period	$38.26		$39.10		$32.89	$30.18		$24.20		$17.45
Net investment income (loss)	0.87	(a)	0.78	(a)	0.77 (a)	0.55		0.30		0.39
Net realized and unrealized gain on investments	(16.26)		3.59		7.16	5.20	(b)	6.16	(b)	6.72 (b)
Net realized and unrealized loss on foreign currency transactions	(0.01)		-		-	-		-		-
Total from investment operations	(15.40)		4.37		7.93	5.75		6.46		7.11
Less dividends and distributions:
From net investment income	(0.61)		(0.79)		(1.03)	(0.54)		(0.30)		(0.41)
From net realized gain on investments	-		(4.42)		(0.70)	(2.50)		(0.18)		-
Total dividends and distributions	(0.61)		(5.21)		(1.73)	(3.04)		(0.48)		(0.41)
Redemption fee	0.00	‡(a)	0.00	‡(a)	0.01 (a)	0.00	‡(b)	0.00	‡(b)	0.05 (b)
Net asset value at end of period	$22.25		$38.26		$39.10	$32.89		$30.18		$24.20
Total investment return(c)(d)(e)	(40.81	)%(f)	11.52%		24.30%	19.15%		26.87%		41.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.12	%†	1.86%		2.09%	2.05%		1.23%		1.89%
Net expenses	0.80	%†	0.80%		0.80%	0.80%		0.80%		0.80%
Expenses (before waiver)	1.01	%†	0.98%		1.01%	1.12%		1.20%		1.57%
Portfolio turnover rate	79%		109%		155%	139%		122%		218%
Net assets at end of period (in 000's)	$389,517		$753,984		$568,662	$179,787		$94,158		$45,715
*	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, redemption fees, to conform to the current year presentation.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.

MainStay ICAP International Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R1	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007		September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.23		$39.08		$37.00
Net investment income (loss)	0.82	(a)	0.47	(a)	0.13	(a)
Net realized and unrealized gain on investments	(16.22)		3.86		3.46
Net realized and unrealized loss on foreign currency transactions	(0.01)		-		-
Total from investment operations	(15.41)		4.33		3.59
Less dividends and distributions:
From net investment income	(0.60)		(0.76)		(0.81)
From net realized gain on investments	-		(4.42)		(0.70)
Total dividends and distributions	(0.60)		(5.18)		(1.51)
Redemption fee	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$22.22		$38.23		$39.08
Total investment return(b)(c)(d)	(40.89	)%(e)	11.41%		9.78	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.95	%†	1.12%		1.04	%†
Net expenses	0.90	%†	0.90%		0.90	%†
Expenses (before waiver)	1.11	%†	1.08%		1.22	%†(f)
Portfolio turnover rate	79%		109%		155%
Net assets at end of period (in 000's)	$170		$418		$27
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.

MainStay ICAP International Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R2	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007		September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.20		$39.08		$37.00
Net investment income (loss)	0.74	(a)	0.35	(a)	(0.03	)(a)
Net realized and unrealized gain on investments	(16.20)		3.88		3.61
Net realized and unrealized loss on foreign currency transactions	(0.01)		-		-
Total from investment operations	(15.47)		4.23		3.58
Less dividends and distributions:
From net investment income	(0.55)		(0.69)		(0.80)
From net realized gain on investments	-		(4.42)		(0.70)
Total dividends and distributions	(0.55)		(5.11)		(1.50)
Redemption fee	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$22.18		$38.20		$39.08
Total investment return(b)(c)(d)	(41.00	)%(e)	11.16%		9.72	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	%†	0.83%		(0.20	)%†
Net expenses	1.15	%†	1.15%		1.15	%†
Expenses (before waiver)	1.36	%†	1.33%		1.47	%†(f)
Portfolio turnover rate	79%		109%		155%
Net assets at end of period (in 000's)	$9,445		$12,816		$2,533
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.

MainStay ICAP International Fund
(a series of ICAP Funds, Inc.)
(Selected per share data and ratios)

Class R3	January 1, 2008 through October 31, 2008*		Year ended December 31, 2007		September 1, 2006**through December 31, 2006
Net asset value at beginning of period	$38.13		$39.06		$37.00
Net investment income (loss)	0.75	(a)	0.21	(a)	0.07	(a)
Net realized and unrealized gain on investments	(16.24)		3.89		3.45
Net realized and unrealized loss on foreign currency transactions	(0.01)		-		-
Total from investment operations	(15.50)		4.10		3.52
Less dividends and distributions:
From net investment income	(0.50)		(0.61)		(0.76)
From net realized gain on investments	-		(4.42)		(0.70)
Total dividends and distributions	(0.50)		(5.03)		(1.46)
Redemption fee	0.00	‡(a)	0.00	‡(a)	-
Net asset value at end of period	$22.13		$38.13		$39.06
Total investment return(b)(c)(d)	(41.11	)%(e)	10.82%		9.60	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77	%†	0.49%		0.55	%†
Net expenses	1.40	%†	1.40%		1.40	%†
Expenses (before waiver)	1.62	%†	1.58%		1.72	%†(f)
Portfolio turnover rate	79%		109%		155%
Net assets at end of period (in 000's)	$1,112		$289		$27
*	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information ("SAI")

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To Obtain Information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC

169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

ICAP Funds, Inc.

SEC File Number: 811-8850

For more information, call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MSIC01-03/09
IC

MAINSTAY FUNDS

Statement Of Additional Information

MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 Shares

March 2, 2009

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 2, 2009 for the Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares of certain separate investment series (collectively, the "Funds," "MainStay Funds" or "MainStay ICAP Funds") of ICAP Funds, Inc., a Maryland corporation (the "Company"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in, is made a part of and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NSC" doing business as "MainStay Investments"), the Company's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial statements of the Company, including the Financial Highlights for the fiscal year ended October 31, 2008 as presented in the 2008 Annual Report to Shareholders and the reports of KPMG LLP ("KPMG"), the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll free 800-MAINSTAY (624-6782).

As of July 1, 2008, the fiscal year for the MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund was changed from December 31 to October 31. The fiscal year end for the MainStay ICAP Global Fund has been October 31 since its inception.

CORPORATE ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company is organized as a Maryland corporation and was incorporated on November 1, 1994.

The Company is authorized to issue shares of common stock in series and classes. The Company currently offers four series of shares: the MainStay ICAP Equity Fund, the MainStay ICAP Select Equity Fund, the MainStay ICAP Global Fund and the MainStay ICAP International Fund. Each series, in turn, currently offers seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3, except for the MainStay ICAP Global Fund, which offers Investor Class, Class A, Class C and Class I shares. Each share of common stock of each Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. However, each Fund bears its own expenses and matters affecting only one Fund are voted on only by that Fund's shareholders. The Funds are "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). When formed, the MainStay ICAP Select Equity Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

Generally, the Funds will not hold annual shareholders' meetings unless required by the 1940 Act or Maryland law.

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into a subadvisory agreement with Institutional Capital LLC ("ICAP" or the "Subadvisor") pursuant to which ICAP is responsible for making specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds. New York Life Investments and ICAP are affiliates.

INVESTMENT POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

The following are the fundamental investment policies applicable to each Fund which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. As used herein, a "majority of the relevant Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of common stock of the Fund. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Directors without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectus apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

The Funds may not, with respect to 75% of each Fund's total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund, may not:

  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Fund's total assets.

  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

  Issue senior securities, except as permitted under the 1940 Act.

  Purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

For the purposes of the fundamental investment restriction set out in Item 7 above, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, transmission, electric and gas, electric and telephone will each be considered a separate industry.

The MainStay ICAP Global Fund:

  Shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in (i) securities of other investment companies, (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii).

  For the purposes of this fundamental investment restriction, the MainStay ICAP Global Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, transmission, electric and gas, electric and telephone will each be considered a separate industry.

  May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The investment objective of each Fund (except for the MainStay ICAP Global Fund) is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. The MainStay ICAP Global Fund's investment objective may be changed without shareholder approval. The investment objective of the MainStay ICAP Equity Fund is to seek a superior total return with only a moderate degree of risk. The investment objective of the MainStay ICAP Select Equity Fund is to seek a superior total return. The investment objective of the MainStay ICAP International Fund is to seek a superior total return with income as a secondary objective. The investment objective of the MainStay ICAP Global Fund is to seek a superior total return.

The following are the non-fundamental investment policies applicable to each Fund, except as otherwise noted below, which may be changed by the Board of Directors of the Funds (the "Board") without shareholder approval. No Fund may:

  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

  Invest in illiquid securities if, as a result of such investment, more than 5% of the Fund's net assets would be invested in illiquid securities.

  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

  Enter into option contracts or futures contracts (including options on futures contracts) or forward foreign currency exchange contracts (with respect to the MainStay ICAP Global Fund and MainStay ICAP International Fund only) if more than 30% of the Fund's net assets would be represented by such contracts.

  Enter into futures contracts or options on futures contracts if more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on such contracts.

  Purchase securities when borrowings exceed 5% of its total assets.

  Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing shareholders of the Fund with at least 60 days' notice. The use of the term "global" or "international" suggests diversification throughout the world but does not suggest any particular investments by the MainStay ICAP Global Fund or MainStay ICAP International Fund, respectively. Therefore, the MainStay ICAP Global Fund and MainStay ICAP International Fund are not subject to this policy.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

The following information supplements the discussion of the Funds' investment objectives and strategies described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Principal Risks" and "More About Investment Strategies and Risks."

Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM. The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the net asset value ("NAV") per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

IN GENERAL

None of the Funds will invest more than 5% of their net assets in any one of the following types of investments:

  investment grade debt securities;

  non-investment grade debt securities (commonly referred to as "junk bonds"); and

  illiquid securities.

Investment grade debt securities include long-term debt obligations rated Baa3 or higher by Moody's Investors Service ("Moody's"), BBB- or higher by Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch"), or unrated securities of comparable quality as determined by the Manager or Subadvisor to the Funds. Bonds rated Baa3 by Moody's or BBB- by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

BORROWING

Each Fund currently intends to borrow money only for temporary, extraordinary or emergency purposes and may not purchase securities when its borrowings exceed 5% of its total assets. A Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

CASH EQUIVALENTS

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated at least Prime-1 by Moody's, A-1 or higher by S&P, F-1 or higher by Fitch or unrated securities of comparable quality as determined by ICAP. Such securities include, without limitation, the following:

U.S. Government Securities. Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

Certificates of Deposit. These securities are issued against funds deposited in a U.S. or foreign bank (and its subsidiaries and branches) or a U.S. savings and loan association. Such securities are for a definite period of time, earn a specified rate of return and are normally negotiable. If a certificate of deposit is nonnegotiable, it will be considered illiquid and will be subject to each Fund's 5% restriction on investments in illiquid securities. A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

Bank Time Deposits. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Bankers' Acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Repurchase Agreements. For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S. government, its agencies or instrumentalities. In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Funds to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The Manager or Subadvisor monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The Manager or Subadvisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Commercial Paper. These securities include commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change). Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes; however, they are redeemable by the Funds at any time. The Manager or Subadvisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

DEPOSITARY RECEIPTS

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"), or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

DERIVATIVE INSTRUMENTS

In General. Each Fund may invest up to 30% of its net assets in derivative instruments. The Funds may use derivative instruments for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

  Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

  Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

  Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

  Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities.

In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. As a result, the Funds are not subject to registration or regulation as commodity pool operators.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging Fund assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of Fund assets, the SEC has stated that a Fund may use coverage or segregate its assets. The SEC has taken the position that purchasing certain investments that create leverage (i.e., derivatives) may create a senior security, but that it would not raise the issue of compliance with Section 18(f) as long as a Fund "covers" it obligations with an amount of liquid assets equal to its exposure under the transaction. These coverage requirements are intended to limit the amount of leverage to which a Fund may be exposed. It is the policy of the FUnds to comply with all such asset coverage requirements as required by applicable laws, rules or interpretations.

In some cases, a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to maintain liquid assets to secure its obligations under the derivative instruments, the Manager or Subadvisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the liquid assets set aside to secure its obligations.

Options. The Funds may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

Futures Contracts. The Funds may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation. The Funds may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options on such futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Manager or Subadvisor believes it is more advantageous than purchasing the futures contract.

To the extent required by regulatory authorities, the Funds may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated by the CFTC. Although techniques other than sales and purchases of futures able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a loss; if it is more, the Fund realizes a gain. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Funds upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund was unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. Under these circumstances, the Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or maintain certain liquid securities.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

FOREIGN SECURITIES

The Funds may invest in foreign securities. MainStay ICAP International Fund will invest at least 80% of its net assets in the equity securities of foreign companies. MainStay ICAP Global Fund will normally invest a significant amount of its assets in securities of companies organized or located outside the United States or doing business outside the United States. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Although the MainStay ICAP Global Fund and the MainStay ICAP International Fund's investments in foreign securities will primarily be in securities of established issuers based in developed foreign countries, the Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY HEDGING TRANSACTIONS

The MainStay ICAP Global Fund and the MainStay ICAP International Fund may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts and options thereon. See "Derivative Instruments" in this section. Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date. The MainStay ICAP Global Fund and MainStay ICAP International Fund will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges. The MainStay ICAP Global Fund and MainStay ICAP International Fund will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and will maintain liquid assets to cover its obligations.

At the maturity of a forward or futures contract, the MainStay ICAP Global Fund and MainStay ICAP International Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The MainStay ICAP Global Fund and MainStay ICAP International Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the MainStay ICAP Global Fund and the MainStay ICAP International Fund may suffer a loss.

The MainStay ICAP Global Fund and MainStay ICAP International Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The MainStay ICAP Global Fund and MainStay ICAP International Fund will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Fund's investments in other options, more than 30% of its net assets would be committed to such instruments.

The MainStay ICAP Global Fund and MainStay ICAP International Fund maintain liquid assets to cover "senior securities transactions" which may include, but are not limited to, these Funds' foreign currency transactions. The value of these Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage for these transactions. With respect to futures contracts and forwards contracts that are contractually required to cash-settle, the MainStay ICAP Global Fund and MainStay ICAP International Fund are permitted to set aside liquid assets in an amount equal to each Fund's daily marked-to-market net obligations (i.e., each Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of each Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so each Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

HIGH-YIELD SECURITIES ("JUNK BONDS")

Each Fund may invest up to 5% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.

During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the Manager or Subadvisor's credit analysis than would be the case with investments in investment-grade debt securities. The Manager or Subadvisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Manager or Subadvisor continually monitors each Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

ILLIQUID SECURITIES

Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. This may include repurchase agreements maturing in more than seven days. The Manager or Subadvisor may not be able to sell an illiquid security when it wishes, and illiquid securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer's undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

LENDING PORTFOLIO SECURITIES

A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

REAL ESTATE INVESTMENT TRUST SECURITIES ("REITs")

Each Fund may invest without limitation in the equity securities of REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

WARRANTS

Each Fund may invest without limitation in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board is responsible for managing the Funds' business and affairs. Directors and officers of the Funds, together with information as to their principal business occupations during at least the last five years, and other information, are shown below. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Board. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim[1] 9/24/60	Indefinite; Director since September 2008	Member of the Board of Managers and President and Chief Executive Officer (since April 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers, MacKay Shields LLC (since April 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital LLC, McMorgan & Company LLC, Chairman and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board of Managers, NYLCAP Manager, LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	72	Trustee, Eclipse Funds since September 2008 (3 funds); Director, Eclipse Funds Inc. since September 2008 (22 funds); Trustee, The MainStay Funds since September 2008 (20 funds); Director, MainStay VP Series Fund, Inc. since September 2008 (23 portfolios)
1

This Director is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

INDEPENDENT DIRECTORS
NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Chairman and Director since 2006	President, Strategic Management Advisors LLC (since 1990)	72	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman and Director since 2007, MainStay VP Series Fund, Inc. (23 portfolios); Chairman and Trustee since 2007, The MainStay Funds (20 funds); Chairman since 2005 and Director since 1990, Eclipse Funds, Inc. (22 funds); Trustee, Legg Mason Partners Funds, Inc., since 1991 (68 portfolios)
Alan R. Latshaw 3/27/51	Indefinite; Director and Audit Committee Financial Expert since 2007	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the Audit and Compliance Committee of The MainStay Funds (2004 to 2006)	72	Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (22 funds); Director, MainStay VP Series Fund, Inc. since 2007 (23 portfolios); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (20 funds); Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (3 funds); State Farm Associates Funds Trusts since 2005 (3 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)
Peter Meenan 12/5/41	Indefinite; Director since 2006	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	72	Director, Eclipse Funds Inc. since 2007 (22 funds); The MainStay VP Series Fund, Inc. since 2007 (23 portfolios); Trustee, The MainStay Funds since 2007 (20 funds); Trustee, Eclipse Funds since 2007 (3 funds)
Richard H. Nolan, Jr. 11/16/46	Indefinite; Director since 2007	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	72	Director, Eclipse Funds Inc. since 2007 (22 funds); Director, MainStay VP Series Fund, Inc. since 2006 (23 portfolios); Trustee, The MainStay Funds since 2007 (20 funds); Trustee Eclipse Funds since 2007 (3 funds)
Richard S. Trutanic 2/13/52	Indefinite; Director since 2007	Chairman (1990 to present) and Chief Executive Officer (1990 to 1999), Somerset & Company (financial advisory firm); Managing Director and Advisor, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Member of the Board, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	72	Director, Eclipse Funds Inc. since 2007 (22 funds); Director, MainStay VP Series Fund, Inc. since 1994 (23 portfolios); Trustee, The MainStay Funds since 2007 (20 funds); Trustee, Eclipse Funds since 2007 (3 funds)
Roman L. Weil 5/22/40	Indefinite; Director and Audit Committee Financial Expert since 2007	V. Duane Rath Professor of Accounting, Graduate School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm); Board Member and Chairman of the Board, Ygomi LLC (information and communications company)	72	Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (22 funds); Director MainStay VP Series Fund, Inc. since 1994 (23 portfolios); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (20 funds); Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (3 funds)
John A. Weisser 10/22/41	Indefinite; Director since 2007	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	72	Director, Eclipse Funds Inc. since 2007 (22 funds); Director, MainStay VP Series Fund, Inc., since 1997 (23 portfolios); Trustee, The MainStay Funds since 2007 (20 funds); Trustee, Eclipse Funds since 2007 (3 funds); Trustee, Direxion Funds (30 portfolios); Trustee, Direxion Insurance Trust (3 portfolios) since 2007; Trustee, Direxion Shares ETF Trust since 2008 (8 portfolios)
OFFICERS (WHO ARE NOT DIRECTORS)*
NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	OCCUPATION(S) DURING PAST 5 YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007	Assistant Treasurer, New York Life Investment Management Holdings LLC (since July 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
Jeffrey A. Engelsman 9/28/67**	Vice President and Chief Compliance Officer since January 2009	Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIM Service Company (since 2008); Assistant Secretary, NYLIFE Distributors LLC (since 2006); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (2005 to 2008); Director and Senior Counsel, Deutsche Asset Management (1999 to 2005)
Stephen P. Fisher 2/22/59	President since 2007	President and Chief Executive Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, The MainStay Funds, MainStay VP Series Fund, Inc., Eclipse Funds and Eclipse Funds Inc. (since 2007); Managing Director, UBS Global Asset Management (1999 to 2003)
Scott T. Harrington 2/8/59	Vice President — Administration since 2005	Director, New York Life Investment Management LLC (since 2000) (including predecessor advisory organizations); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Series Fund, Inc., The MainStay Funds, Eclipse Funds and Eclipse Funds Inc. (since 2005)
Alison H. Micucci ** 12/16/65	Senior Vice President since 2006	Senior Managing Director and Chief Compliance Officer (2006 to 2008) and Managing Director and Chief Compliance Officer (2003 to 2006), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Senior Managing Director, Compliance (since 2006) and Managing Director, Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior Vice President, MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2006); Chief Compliance Officer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (2006 to 2009); Deputy Chief Compliance Officer, New York Life Investment Management LLC (2002 to 2003); Vice President and Compliance Officer, Goldman Sachs Asset Management (1999 to 2002)
Marguerite E. H. Morrison 3/26/56	Chief Legal Officer since 2008 and Secretary since 2006	Vice President, Associate General Counsel and Assistant Secretary, New York Life Insurance Company (since 2008); Managing Director, Associate General Counsel and Assistant Secretary, New York Life Investment Management LLC (since 2004); Managing Director and Secretary, NYLIFE Distributors LLC (since 2004); Secretary, NYLIM Service Company (since January 2008); Assistant Secretary, New York Life Investment Management Holdings LLC (since January 2008); Chief Legal Officer (since January 2008) and Secretary, and MainStay VP Series Fund, Inc. (since 2004); Chief Legal Officer—Mutual Funds and Vice President and Corporate Counsel, The Prudential Insurance Company of America (2000 to 2004)
*

The officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, McMorgan Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

**	On January 1, 2009, Alison Micucci resigned as Chief Compliance Officer of the Funds, and Jeffrey A. Engelsman was appointed to that position effective January 1, 2009.

DIRECTORS

The Board oversees the Funds and the Manager. The committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Directors.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. There were 6 Audit Committee meetings held during the fiscal year ended October 31, 2008.

Contracts Committee. The purpose of the Contracts Committee, which meets on an as-needed basis, is to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. There were 4 Contracts Committee meetings held during the fiscal year ended October 31, 2008.

Investment Committee. The purposes of the Investment Committee, which meets on an as needed basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. There were 4 Investment Committee meetings held during the fiscal year ended October 31, 2008.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Directors; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There were 5 Nominating and Governance Committee meetings held during the fiscal year ended October 31, 2008.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board Member Candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; (iv) shared power to dispose or direct the disposition of such shares; and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Marguerite E. H. Morrison, Alison Miccuci and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2008.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Miccuci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There were 54 Subcommittee meetings held during the fiscal year ended October 31, 2008.

As of December 31, 2008, the dollar range of equity securities owned by each Director in the Funds (including beneficially) and in any registered investment company overseen by the Director within the same family of investment companies as the Company was as follows:

The following table sets forth the dollar range of Fund shares beneficially owned by each Director as of December 31, 2008, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

INTERESTED DIRECTOR
INTERESTED DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE COMPANY	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	None	$0
1

This Director is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

INDEPENDENT DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE COMPANY	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Peter Meenan	MainStay ICAP Select Equity Fund - Over $100,000 MainStay ICAP International Fund - $50,001-$100,000	Over $100,000
Susan B. Kerley	MainStay ICAP International Fund - $1-$10,000	Over $100,000
Alan R. Latshaw	None	$10,001-$50,000
Richard H. Nolan, Jr.	None	Over $100,000
Richard S. Trutanic	None	$1-10,000
Roman L. Weil	None	$50,001-$100,000
John A. Weisser	None	$10,001-$50,000

As of December 31, 2008, each Director who is not an "interested person" as that term is defined in the 1940 Act of the Company, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:

INDEPENDENT DIRECTORS
INDEPENDENT DIRECTOR	NAME OF OWNERS AND RELATIONSHIP TO DIRECTOR	COMPANY	TITLE OF CLASS	VALUE OF SECURITIES	PERCENT OF CLASS
Peter Meenan	None	—	—	—	—
Susan B. Kerley	None	—	—	—	—
Alan R. Latshaw	None	—	—	—	—
Richard H. Nolan, Jr.	None	—	—	—	—
Richard S. Trutanic	None	—	—	—	—
Roman L. Weil	None	—	—	—	—
John A. Weisser	None	—	—	—	—

COMPENSATION

The following Compensation Table reflects the compensation received by certain Directors, for the fiscal period ended October 31, 2008, from the Company. Effective January 1, 2009 the Independent Directors receive from the Fund Complex (defined below), either directly or indirectly, an annual retainer of $100,000, a fee of $15,000 for each regular Board meeting and associated Committee meetings attended, a fee of $7,500 per day for other in-person Board meetings, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings and at certain educational events. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees receive an annual fee of $15,000. The Directors had a different compensation arrangement prior to January 1, 2009. The Company paid its pro rata share of the above-referenced fees based on the net assets of the Company and other funds in the Fund Complex for which the Directors serve as Trustees or Directors as of the end of the fiscal year.

COMPENSATION TABLE FOR THE INDEPENDENT DIRECTORS OF THE COMPANY
INDEPENDENT DIRECTOR	AGGREGATE COMPENSATION FROM THE COMPANY	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM COMPANY AND FUND COMPLEX PAID TO BOARD MEMBER
Susan B. Kerley	$21,109	None	None	$243,115
Alan R. Latshaw	$19,575	None	None	$238,149
Peter Meenan	$20,420	None	None	$245,255
Richard H. Nolan, Jr.	$20,398	None	None	$231,840
Richard S. Trutanic	$18,408	None	None	$222,873
Roman L. Weil	$18,086	None	None	$219,767
John A. Weisser	$20,420	None	None	$231,840

CODES OF ETHICS

The Company, New York Life Investments, ICAP and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain exceptions. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

INVESTMENT ADVISER, SUBADVISOR AND DISTRIBUTOR

Investment Adviser

Pursuant to an Amended and Restated Management Agreement between the Company and New York Life Investments (the "Management Agreement"), and subject to the supervision of the Board and in conformity with the stated policies of each Fund, New York Life Investments administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investments is registered as an investment advisor with the SEC and has provided investment management services since 2000. As of December 31, 2008, New York Life Investments and its affiliates had approximately $224 billion in assets under management.

The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, New York Life Investments or ICAP (the "Independent Directors").

New York Life Investments has authorized any of its members, managers, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed.

The Management Agreement provides that New York Life Investments will not be liable to a Fund for any error of judgment or mistake of law or for any loss sustained by a Fund, except in the case of New York Life Investments' willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

Except for the expenses to be paid by the Manager as described in the Prospectus, the Company, on behalf of each Fund, is responsible under the Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisor; (3) certain fees and expenses of the Funds' custodian and transfer agent; (4) the charges and expenses of the Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which the Funds are a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the Funds and of its shares with the SEC and registering the Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by a Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity and D&O insurance. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

As compensation for its services, each Fund pays New York Life Investments an annual management fee of 0.80% of each Fund's average net assets. The management fee is accrued daily and paid monthly. Pursuant to a written expense limitation agreement, New York Life Investments has agreed to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to ensure that the total annual operating expenses of all share classes of the MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transactional expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Funds invest) do not exceed 0.80% of each Fund's average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the MainStay ICAP Select Equity Fund and MainStay ICAP International Fund, respectively. With respect to the MainStay ICAP Equity Fund, New York Life Investments has agreed to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to ensure that the total annual operating expenses of the Fund's shares (excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transactional expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts for each class: Investor Class 1.19%; Class A, 1.19%; Class C, 1.94%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15%; and Class R3, 1.40%. With respect to the MainStay ICAP Global Fund, New York Life Investments has agreed to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to ensure that the total annual operating expenses of the Fund's shares (excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transactional expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Fund invests) do not exceed the following amounts for each class: Investor Class 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. The expense limitation agreements may be modified or terminated only upon approval of the Board for MainStay ICAP Select Equity Fund and MainStay ICAP International Fund, and after May 1, 2009 for MainStay ICAP Equity Fund and MainStay ICAP Global Fund. New York Life Investments may recoup the amount of certain waivers and/or reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each Subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Conditions to exemptive relief include; (i) the Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Funds would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Director or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Funds within the meaning of the 1940 Act and the nomination of new or additional Directors that are not "interested persons" will be at the discretion of the then existing Directors that are not "interested persons." The Funds have approved reliance on the Order.

Subadvisor

Pursuant to an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP (the "Subadvisory Agreement"), and subject to the supervision of the Board and New York Life Investments and in conformity with the stated policies of each Fund, ICAP subadvises each Fund's portfolio, including the purchase, retention and disposition of securities. ICAP is a wholly-owned subsidiary of NYLIM Holdings, which is a wholly-owned subsidiary of New York Life. Accordingly, ICAP and New York Life Investments are affiliates.

The Subadvisory Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of Independent Directors.

ICAP has authorized any of its members, managers, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed.

The Subadvisory Agreement provides that ICAP will not be liable to a Fund for any error of judgment or mistake of law or for any loss sustained by a Fund, except in the case of ICAP's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

As compensation for its services, New York Life Investments, not the Funds, pays ICAP an annual management fee of 0.40% of each Fund's average net assets. The advisory fee is accrued daily and paid monthly.

For the years ended October 31, 2008, December 31, 2007 and December 31, 2006 (1) the amount of the management fee paid by each Fund, (2) the amount of any management fees waived and/or reimbursed, and (3) the amount of the subadvisory fee paid by New York Life Investments to ICAP were as follows:

	Year Ended 10/31/08
Fund	Management Fee Paid	Management Fee Waived and/or Reimbursed	Subadvisory Fee Paid
MainStay ICAP Equity Fund	$6,842,025	$1,419,195	$3,421,013
MainStay ICAP Select Equity Fund	$13,233,536	$2,359,203	$86,688
MainStay ICAP Global Fund*	$173,375	$181,628	$2,647,260
MainStay ICAP International Fund	$5,294,520	$1,404,258	$6,616,768
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.
	Year Ended 12/31/07
Fund	Management Fee Paid	Management Fee Waived and/or Reimbursed	Subadvisory Fee Paid
MainStay ICAP Equity Fund	$7,433,299	$1,327,071	$4,365,767
MainStay ICAP Select Equity Fund	$12,745,380	$2,054,380	$7,377,800
MainStay ICAP International Fund	$4,719,154	$1,370,654	$3,035,920
	Year Ended 12/31/06
Fund	Management Fee Paid	Management Fee Waived and/or Reimbursed	Subadvisory Fee Paid
MainStay ICAP Equity Fund	$6,440,435	$696,363	$1,292,396
MainStay ICAP Select Equity Fund	$7,956,102	$931,246	$1,882,837
MainStay ICAP International Fund	$2,721,417	$752,508	$728,351

Distributor

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 (the "Distributor"), a limited liability company organized under the laws of Delaware, serves as distributor and principal underwriter of each Fund's shares pursuant to a Distribution Agreement dated June 30, 2006 the Company and the Distributor (the "Distribution Agreement"). The Distributor is affiliated with New York Life Investments and ICAP. The Distributor and other broker-dealers will pay commissions to sales representatives as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. The Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of Fund shares. For its services, the Distributor receives sales loads (including contingent deferred sales charges) and distribution plan payments. The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distribution at its own expense, also may, from time to time provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Company's Independent Directors, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Distribution Plans

With respect to each of the Funds, the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class C, Class R2 and Class R3 shares of each Fund (the "Investor Class Plans," "Class A Plans," "Class C Plans," "Class R2 Plans" and "Class R3 Plans" and collectively, the "12b-1 Plans").

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time, these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of operation of a 12b-1 Plan. For example, with respect to Class A shares, the Distributor may pay dealers an ongoing service fee equal to 0.25% of the aggregate net asset value ("NAV") of shares held by investors serviced by the dealer. In addition, the Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1.00% of the aggregate NAV of the shares sold. The Distributor may also make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for a Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Under the Investor Class Plans and the Class A Plans, each of these classes of shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Investor Class or Class A shares for distribution or service activities, as designated by the Distributor.

Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares, as applicable, for distribution or service activities, as designated by the Distributor.

Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Directors. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not interested persons has been committed to those Directors who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, it will consider each 12b-1 Plan's continued appropriateness and the level of compensation provided therein.

The Board has determined that, in its judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders. Among the potential benefits of the 12b-1 Plans, the Directors noted that the payment of commissions and service fees to the Distributor for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the Class A, C, R2 and R3 shares of the Funds, as applicable, and to maintain and enhance the level of services they provide to the Funds' respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Funds to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the Funds in connection with the 12b-1 Plans. Furthermore, the investment management of the Funds could be enhanced, as any net inflows of cash from new sales might enable the portfolio managers to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority ("FINRA"), the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's plan, plus interest at the prime rate plus 1% per annum.

The MainStay ICAP Global Fund was first offered to the public on May 1, 2008. Investor Class shares of all of the Funds except for the MainStay ICAP Global Fund were first offered to the public on February 28, 2008. The Class A, C, R2 and R3 shares of the other Funds were first offered as of August 31, 2006.

For the fiscal periods ended October 31, 2008, December 31, 2007 and December 31, 2006, the Funds paid distribution and service fees pursuant to the Investor Class, Class A, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/08
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN*
MainStay ICAP Equity Fund	$75,576	$61,848	$2,204	$314	$18,374
MainStay ICAP Select Equity Fund	$372,059	$469,523	$24,238	$4,886	$12,083
MainStay ICAP Global Fund**	$565	$124	N/A	N/A	$56
MainStay ICAP International Fund	$223,964	$255,005	$26,191	$4,478	$15,897
*	Investor Class shares were first offered to the public on February 28, 2008.
**	The MainStay ICAP Global Fund commenced operations on April 30, 2008.
	YEAR ENDED 12/31/07
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MainStay ICAP Equity Fund	$76,950	$53,785	$2,973	$220
MainStay ICAP Select Equity Fund	$201,122	$177,809	$12,924	$436
MainStay ICAP International Fund	$180,974	$201,868	$16,199	$428
	YEAR ENDED 12/31/06
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MainStay ICAP Equity Fund	$2,442	$2,875	$120	$44
MainStay ICAP Select Equity Fund	$4,862	$4,843	$22	$44
MainStay ICAP International Fund	$7,231	$11,453	$241	$44

For the period from February 28, 2008 to October 31, 2008 (April 30, 2008 to October 31, 2008 for MainStay ICAP Global Fund), NYLIFE Distributors LLC retained the following amounts of sales charges, including CDSC, for Investor Class shares of the Funds, as follows:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/08
MainStay ICAP Equity Fund	$3,734
MainStay ICAP Select Equity Fund	3,331
MainStay ICAP Global Fund *	296
MainStay ICAP International Fund	4,110
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

For the fiscal periods ended October 31, 2008, December 31, 2007 and December 31, 2006, NYLIFE Distributors LLC retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 10/31/08	YEAR ENDED 12/31/07	YEAR ENDED 12/31/06
MainStay ICAP Equity Fund	$3,631	$40,516	$7,809
MainStay ICAP Select Equity Fund	15,057	113,713	11,471
MainStay ICAP Global Fund *	2,167	N/A	N/A
MainStay ICAP International Fund	7,017	129,914	20,520
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

For the fiscal periods ended October 31, 2008, December 31, 2007 and December 31, 2006, NYLIFE Distributors LLC retained the following amounts of sales charges, including CDSC, for Class C shares of the Funds, as follows:

CDSC - CLASS C SHARES	YEAR ENDED 10/31/08	YEAR ENDED 12/31/07	YEAR ENDED 12/31/06
MainStay ICAP Equity Fund	$1,884	$790	$19
MainStay ICAP Select Equity Fund	29,851	16,292	0
MainStay ICAP Global Fund *	26	N/A	N/A
MainStay ICAP International Fund	9,993	8,929	2,125
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

INVESTOR CLASS EXPENSE CATEGORIES -- FEBRUARY 28, 2008 TO OCTOBER 31, 2008

For the period from February 28, 2008 (commencement of Investor Class shares) through October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay ICAP Equity Fund	$197	$239	$4,652	$46,242	$1,370	$2,495	$55,195
MainStay ICAP Select Equity Fund	132	472	6,318	43,478	1,622	3,446	55,468
MainStay ICAP Global Fund[1]	8	38	457	2,391	0	249	3,143
MainStay ICAP International Fund	156	482	6,725	48,286	2,961	3,666	62,275
1	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

CLASS A EXPENSE CATEGORIES

For the fiscal period ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay ICAP Equity Fund	$1,590	$4,647	$64,167	$112,871	$67,371	$36,224	$286,868
MainStay ICAP Select Equity Fund	18,323	99,413	1,193,927	139,049	461,321	687,112	2,599,146
MainStay ICAP Global Fund*	69	383	4,576	3,344	1,473	2,546	12,391
MainStay ICAP International Fund	6,691	34,716	422,637	187,808	321,520	274,498	1,247,870
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

CLASS C EXPENSE CATEGORIES

For the fiscal period ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to Class C shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay ICAP Equity Fund	$235	$1,120	$14,067	$20,816	$37,427	$7,691	$81,357
MainStay ICAP Select Equity Fund	5,306	29,125	349,428	15,352	561,344	190,512	1,151,068
MainStay ICAP Global Fund*	1	5	61	--	86	34	187
MainStay ICAP International Fund	1,273	6,810	83,157	24,500	215,369	45,546	376,655
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

CLASS R2 EXPENSE CATEGORIES

For the fiscal period ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay ICAP Equity Fund	$--	$--	$73	$--	$--	$48	$121
MainStay ICAP Select Equity Fund	2,371	891	30,507	2,168	254	15,386	51,577
MainStay ICAP International Fund	1,979	2,903	47,871	--	1,172	25,283	79,208

CLASS R3 EXPENSE CATEGORIES

For the fiscal period ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to Class R3 shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay ICAP Equity Fund	$12	$9	$231	$231	$--	$104	$556
MainStay ICAP Select Equity Fund	787	1,332	382	382	4,148	10,900	38,158
MainStay ICAP International Fund	204	1,091	271	271	3,697	7,112	25,440

Shareholder Service Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (other than the MainStay ICAP Global Fund) (collectively, the "Services Plans"). Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium, a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Under the terms of the Services Plan, each Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (1) the Board and (2) the Independent Directors. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Directors. Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (1) the Board and (2) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that New York Life Investments shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected RiskMetrics Group ("RMG"), an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, RMG researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any RMG proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board, or a designated committee of the Adviser or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Adviser or a representative of either, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby an adviser, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, e.g. the Asset Allocation Funds, the manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by RMG, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

GUIDELINE EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes RMG, these Guidelines apply to the Subadvisor.

  Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the Board and key Board Committees, attendance at Board meetings, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO Directors, defined as serving on more than three boards (including their own). The Manager/Subadvisor will withhold votes from Directors who sit on more than six public company boards. In a contested election of Directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of Director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the Board size or designate a range for the Board size. However, the Manager/Subadvisor will vote against management's ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified Boards or elect all Directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the Board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside Directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the Company has poor compensation practices.

  Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the Board exclusive authority to amend the Bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by RMG. The Manager/Subadvisor will generally vote for proposals to create a new class of non-voting or sub-voting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights when no shares have been issued or reserved for a specific purpose.

  Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

Subadvisor Proxy Voting Guidelines. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy-voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy-voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

ICAP's Proxy Voting Policies

New York Life Investments has delegated proxy-voting authority to ICAP. A summary of ICAP's proxy-voting policies and procedures is provided below.

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utlizes the research and implementation services of RMG to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

  Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

  Vote the securities based upon the recommendation of an independent third party, such as RMG; or

  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Funds' Proxy Voting Policies

Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available without charge on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov

FUND TRANSACTIONS AND BROKERAGE

Under the Subadvisory Agreement, ICAP is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, dealer spreads, mark-ups and markdowns.

In executing transactions on behalf of the Funds, ICAP has no obligation to deal with any broker or dealer. Rather, ICAP seeks the best qualitative execution. The best net price is an important factor, but ICAP also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on a particular transaction. Brokerage will not be allocated based on the sale of a Fund's shares.

Currently, New York Life Investments is affiliated with two broker-dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the mainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended,(the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

In selecting brokers or dealers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers or dealers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds. ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to them. Such higher commissions will not, however, be paid by the Funds unless (i) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws and the Subadvisory Agreement; and (iii) in the opinion of ICAP, the total commissions paid by the Funds are reasonable in relation to the benefits to the Funds over the long term.

For the fiscal years ended October 31, 2008, December 31, 2007 and December 31, 2006, the aggregate amount of brokerage commissions paid by each Fund was as follows:

Year Ended	Fund	Aggregate Commissions Paid
October 31, 2008	MainStay ICAP Equity Fund	$1,056,672
	MainStay ICAP Select Equity Fund	$2,250,000
	MainStay ICAP Global Fund*	$35,872
	MainStay ICAP International Fund	$996,675
December 31, 2007	MainStay ICAP Equity Fund	$902,435
	MainStay ICAP Select Equity Fund	$2,604,402
	MainStay ICAP International Fund	$1,356,096
December 31, 2006	MainStay ICAP Equity Fund	$892,622
	MainStay ICAP Select Equity Fund	$1,642,535
	MainStay ICAP International Fund	$1,314,656
*	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

For the fiscal year ended October 31, 2008, the following aggregate amounts were paid to brokers or dealers by the Funds for transactions for which research services were provided to the Funds: the MainStay ICAP Equity Fund paid $537,975; the MainStay ICAP Select Equity Fund paid $1,157,012; the MainStay ICAP Global Fund paid $26,644; and the MainStay ICAP International Fund paid $548,527. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services. The following table sets forth the value, as of October 31, 2008, of the shares issued by a regular broker-dealer and held by the Funds:

Broker/Dealer/Issuer	Fund	Value
JPMorgan Chase & Co.	MainStay ICAP Equity Fund	$35,050,785
State Street Bank & Trust Co.	MainStay ICAP Equity Fund	27,525,364
JPMorgan Chase & Co.	MainStay ICAP Select Equity Fund	$67,297,312
State Street Bank & Trust Co.	MainStay ICAP Select Equity Fund	51,852,671
Credit Suisse Group A.G., Sponsored ADR	MainStay ICAP Global Fund	$678,810
JPMorgan Chase & Co.	MainStay ICAP Global Fund	963,188
State Street Bank & Trust Co.	MainStay ICAP Global Fund	814,586
Credit Suisse Group A.G., Sponsored ADR	MainStay ICAP International Fund	$20,167,950
State Street Bank & Trust Co.	MainStay ICAP International Fund	16,354,379

ICAP places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by ICAP in servicing all of its accounts; that is, not all of such services may be used by ICAP in connection with the Funds. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary.

However, ICAP believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

FUND MANAGERS

As described in the Prospectus under "Investment Team," each fund manager listed below is jointly responsible for the day-to-day management of each Fund as well as the day-to-day management of the other accounts set forth in the following table, as of October 31, 2008.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jerrold K. Senser	MainStay ICAP Equity Fund; MainStay ICAP Select Equity Fund; MainStay ICAP Global Fund; MainStay ICAP International Fund	10 RICs / $3,200,000,000	11 Accounts / $1,300,000,000	120 Accounts / $5,100,000,000	0	0	12 Accounts / $900,000,000
Thomas R. Wenzel	MainStay ICAP Equity Fund; MainStay ICAP Select Equity Fund; MainStay ICAP Global Fund; MainStay ICAP International Fund	10 RICs / $3,200,000,000	11 Accounts / $1,300,000,000	120 Accounts / $5,100,000,000	0	0	12 Accounts / $900,000,000

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis except as noted above. ICAP has developed policies in areas such as trade allocation and aggregation, cross trading, insider trading and personal trading to prevent potential conflicts in connection with any fund manager's management of the Funds and the management of any other accounts. ICAP's Chief Compliance Officer regularly reviews and monitors these policies.

Compensation of Fund Managers

Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial skills and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

Ownership of Fund Shares by Fund Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each fund manager as of October 31, 2008, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Fund Manager	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay ICAP Global Fund	MainStay ICAP International Fund
Jerrold K. Senser, CFA	$500,001 - $1,000,000	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000
Thomas R. Wenzel, CFA	$500,001 - $1,000,000	Over $1,000,000	$0	Over $1,000,000

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at mainstayinvestments.com or by calling the Funds at 800-MAINSTAY (624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager may share the Funds' non-public portfolio holdings information with the Subadvisor, pricing services and other service providers to the Funds more frequently than described above, who require more timely access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank and Trust Company, KPMG, Russell Mellon, RiskMetrics Group, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Directors at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In view of the separate confidentiality agreement described above, the Company may rely on the confidentiality provisions of existing agreements, provided New York Life Investments has determined that such provisions adequately protect the Company against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure.

The Funds, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board at least on an annual basis.

NET ASSET VALUE

The Company determines the NAV per share of each class of each Fund on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) for each class of shares of each Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

Portfolio securities of each Fund are valued:

  by appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the Financial Industry Regulatory Association ("FINRA") National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange (Note: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

  by appraising over-the-counter common and preferred stocks quoted on the FINRA NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

  by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by New York Life Investments or ICAP, or if the prices are deemed by New York Life Investments or ICAP not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by New York Life Investments in consultation with ICAP, approved by the Valuation Subcommittee and ratified by the Valuation Committee, if those prices are deemed by New York Life Investments or ICAP to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that New York Life Investments may designate. If there were no sales on any exchange, the securities will be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of a Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. New York Life Investments and ICAP will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; or natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where New York Life Investments, in consultation with ICAP, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, New York Life Investments and ICAP will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of New York Life Investments or ICAP.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A shareholder investment account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained. Generally, whenever a transaction takes place in a Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will also be sent a quarterly statement showing the status of the account.

SHAREHOLDER TRANSACTIONS

The Funds may accept requests in writing or telephonically from at least one of the owners of a shareholder investment account for the following account transactions and/or maintenance:

  dividend and capital gain changes (including moving dividends between account registrations);

  address changes;

  certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

  exchange requests between identical registrations.

In addition, the Funds may accept requests from at least one of the owners of a shareholder investment account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

PURCHASE, REDEMPTION AND EXCHANGES

HOW TO PURCHASE SHARES OF THE FUNDS

General Information. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Class A, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Class A shares. As compared to Investor Class or Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A and Class C shares, see "Alternative Sales Arrangements" herein. Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to the Funds.

By Mail. Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge.

By Telephone. For all Funds, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm Eastern time on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by the Funds within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Shareholder Guide—General Policies" in the Prospectus.

By Wire. An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY	Fund Class
SHAREHOLDER NAME
SHAREHOLDER ACCOUNT NO.
DDA ACCOUNT NUMBER 99029415

The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern time, and federal funds must be received by MainStay Investments before 4:00 pm Eastern time.

Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

Additional Investments. Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above. Additional investments may also be made by wire or ACH payment, as described in the Prospectus.

The Company's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); purchases through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans. Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt), a shareholder may purchase shares by calling MainStay Investments, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 4:00 pm Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the stated investment amounts. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

HOW TO REDEEM SHARES OF THE FUND

Shares may be redeemed directly from MainStay Investments or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after the Funds receive the redemption request in "good order." "Good order" with respect to a redemption request generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Company may allow. Send your written request to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

Upon the redemption of shares, the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by the Funds. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling the Funds to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

The Funds reserve the right to suspend or postpone redemptions during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; or (3) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

The Company and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Company with a certified Taxpayer I.D. number or such other tax-related certifications as the Company may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Company has requested) has been provided.

REDEMPTION FEE

The MainStay ICAP Global Fund and the MainStay ICAP International Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares of the Fund made within 60 days of purchase. The redemption fee is paid directly to the Fund and is implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The fee is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply on redemptions effected through a Systematic Withdrawal/Exchange Plan. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans or Section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

Please contact MainStay Investments at 800-MAINSTAY (624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information

PURCHASES IN KIND

Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay Fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. The investor must call 800-MAINSTAY before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

REDEMPTIONS IN KIND

The Company has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90−day period for any one shareholder. The Company reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

EXCHANGE PRIVILEGES

Investors should read the Prospectus carefully before they place an exchange request.

Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class of any MainStay Fund registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: via regular mail to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, and via overnight mail to MainStay Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, or by calling MainStay Investments at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time).

Generally, shareholders may exchange their Investor Class or Class A shares of a Fund for Investor Class or Class A shares of another Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable contingent deferred sales charge will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of a MainStay money market fund, the holding period for purposes of determining the contingent deferred sales charge stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a contingent deferred sales charge. This means that exchanging shares that are subject to a contingent deferred sales charge into shares of a MainStay money market fund extends the holding period for purposes of determining the contingent deferred sales charge for the amount of time that you hold those shares of a MainStay money market fund.

If a shareholder exchanges shares of a MainStay Fund subject to a contingent deferred sales charge for shares of a MainStay money market fund and then redeems those shares, the contingent deferred sales charge will be assessed when the shares are redeemed even though the MainStay money market fund does not otherwise assess a contingent deferred sales charge on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the contingent deferred sales charge when ultimately redeemed without purchasing shares of another MainStay Fund.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Funds in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Tax Information" for information concerning the federal income tax treatment of a disposition of shares.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

CONVERSION PRIVILEGES

AUTOMATIC CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

A shareholder's Investor Class and Class A shares may be subject to automatic conversions between share classes as described below.

Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined fund-by-fund on a quarterly basis. If at that time the value of a shareholder's Investor Class shares in any one Fund equals or exceeds the applicable minimum as stated in the Prospectus, whether by shareholder action or change in market value, or if the shareholder has otherwise become eligible to invest in Class A shares, the shareholder's Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, shareholders may not aggregate their holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (discussed below) in order to qualify for this conversion feature. Please also note that if a shareholder's account balance falls the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, after conversion to Class A shares or the shareholder no longer qualifies to hold Class A shares, the shareholder's account may be converted back to Investor Class shares.

Class A share balances are examined fund-by-fund on a semi-annual basis. If at that time the value of the shareholder's Class A shares in any one Fund is less than the applicable minimum as stated in the Prospectus, whether by shareholder action or change in market value, or if the shareholder otherwise is no longer eligible to hold Class A shares, the shareholder's Class A shares of that Fund will be converted automatically into Investor Class shares.

The automatic conversions described above are based on the relative NAVs of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

VOLUNTARY CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

In addition to any automatic conversion features described above with respect to Investor Class and Class A shares, shareholders generally may also elect to convert shares on a voluntary basis into another share class of the same Fund for which the shareholder is eligible. However, the following limitations apply: (i) Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and (ii) all Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described above with respect to Investor Class and Class A shares.

To request a voluntary conversion between share classes of the same Fund, a shareholder may contact the Fund, either directly or through the shareholder's financial intermediary firm. Shareholders may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. If a shareholder fails to remain eligible for the new share class, the shareholder may automatically be converted back to the original share class. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the amount of the sale, as follows:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $50,000	5.50%	5.82%	4.75%	0.75%
$50,000 to $99,999	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more[1]	None	None	None[2]	None
1

No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

2

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

PURCHASES AT NET ASSET VALUE

Purchases of Investor Class or Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares — Contingent Deferred Sales Charge: Investor Class or Class A Shares."

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Directors and New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members).

In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares — Contingent Deferred Sales Charge: Investor Class or Class A Shares."

Investor Class shares and Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class C shares. The Funds, the Distributor, or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Investor Class, Class A and/or C shares.

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (1) existing Class I shareholders who owned shares of the no-load class of any Fund as of August 31, 2006, (2) individuals investing at least $5 million in a Fund, and (3) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP, (vii) investors purchasing through certain non-broker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the MainStay ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay Funds.

Although an investor will not pay a sales charge on Class I share investments or on Investor Class or Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Investor Class or Class A share investments of $1,000,000 or more in certain Funds, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

Right of Accumulation. Under a right of accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (1) an individual and his/her spouse and their children under the age of 21, and (2) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRA plans), provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. Please note that you may not use a right of accumulation to avoid being subject to the investment minimums of any class of shares.

Letter of Intent (LOI). Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay Investments at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

Please note that you may not use an LOI to avoid being subject to the investment minimums of any class if shares.

Contingent Deferred Sales Charge: Investor Class and Class A Shares. In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class or Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Investor Class or Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; or (3) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, qualified domestic relations orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules, and required minimum distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper, and participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE: CLASS C SHARES

A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; or (3) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules, and required minimum distributions (based on holdings in mutual funds in the MainStay complex of funds only) at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper, and participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase under the Systematic Withdrawal Plan up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Funds to sell the Class C shares without a sales charge being deducted at the time of purchase.

TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

Shares of a Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

TRADITIONAL IRAs. For 2009, an individual who has not attained age 70-1/2 may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse who has not attained age 70-1/2.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA or Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

GENERAL INFORMATION

Shares of a Fund are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year; (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year; and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60-day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The lower tax rate for long-term capital gains and qualified dividends is scheduled to expire after 2010.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2008, for federal income tax purposes, capital loss carryforwards of $72,168,018; $288,246,861; $5,024,985; and $81,012,572 were available for MainStay ICAP Equity Fund; MainStay ICAP Select Equity Fund; MainStay ICAP Global Fund; and MainStay ICAP International Fund, respectively. These capital loss carryforward amounts are available through October 31, 2016.

DISPOSITIONS OF FUND SHARES

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as longterm capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net longterm capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS AND SIMILAR INSTRUMENTS

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

Rules governing the tax aspects of swap agreements entered into by a fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

FOREIGN TAXES

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "passthrough" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. In the event that such an election were made, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and would be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to various limitations, including a holding period requirement for Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund), except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. By February 15 of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN INVESTORS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

CAPITALIZATION

The Funds are separate portfolios of the Company. The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class C, Class I (which, prior to August 31, 2006, was named the common shares class), Class R1, Class R2 and Class R3 shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the Company. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT

NYLIM Service Company, LLC ("NSC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NSC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds, NSC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NSC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NSC. NSC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

The transfer agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

SUB-ADMINISTRATOR

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily net asset values of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

CUSTODIAN

State Street also serves as custodian of cash and securities of the Funds and has sub-custodial agreements for holding the Funds' foreign assets.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

REGISTRATION STATEMENTS

This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

EFFECTIVE MATURITY

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

As of January 31, 2009, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of beneficial interest of any of the Funds. The following table sets forth information concerning beneficial and record ownership as of January 31, 2009, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership as of January 31, 2009 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MAINSTAY ICAP EQUITY FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	171,545.3190	21.73%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION - 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	36,482.0100	20.01%
	CLASS I	BANK OF NEW YORK TRSTE FBO NEW YORK STATE DEFERRED COMPENS ATTN: JAMES D TRAVERS, AVP 1 WALL STREET, 12TH FLOOR NEW YORK, NY 10286-0001	2,294,567.8580	8.32%
		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,161,431.7030	11.46%
		NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	1,450,649.3850	5.26%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,568,203.1810	5.68%
		NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLAN (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY - KW1C COVINGTON, KY 41015-1987	4,697,038.3180	17.02%
		BNY MELLON COUNTY OF LOS ANGELES 401K SAVINGS PLAN C/O GREAT WEST RECORD KEEPER PO BOX 3198 PITTSBURGH, PA 15230-3198	1,499,408.7930	5.43%
	CLASS R1	RELIANCE TRUST CO FBO IMMUNOGEN 401K PO BOX 45829 ATLANTA, GA 30362-1529	14,994.2830	24.83%
		WELLS FARGO BANK NA FBO CITY OF WESTMINSTER DCP C/O FASCORE LLC 8515 EAST ORCHARD ROAD #2T2 GREENWOOD VILLAGE, CO 80111-5002	36,229.6050	60.01%
		AST TRUST COMPANY AS CUSTODIAN FBO SPANOS 401K INCENTIVE PLAN PO BOX 52129 PHOENIX, AZ 85072-2129	7,301.5560	12.09%
	CLASS R2	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	58,203.1880	98.79%
	CLASS R3	JP MORGAN CHASE BANK AS TTEE FOR ADP/ACCESS 401K PROGRAM 4 NEW YORK PLAZA, 15TH FLOOR NEW YORK, NY 10004-2413	687.2960	11.12%
		MG TRUST AS THE AGENT FOR FRONTIER TRUST CO AS TRUSTEE BANK OF LENOX 401K PSP PO BOX 10699 FARGO, ND 58106-0699	2,890.3630	46.77%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	707.1870	11.44%
		MG TRUST COMPANY CUST FBO 401K PLAN FBO DAN WORLEY PLUMBING INC 700 17TH STREET, SUITE 300 DENVER, CO 80202-3531	753.0150	12.18%
		MG TRUST COMPANY CUST FBO LAW OFFICES OF RIPLEY AND ASSOCIATES 700 17TH ST, SUITE 300 DENVER, CO 80202-3531	1,142.1440	18.48%
MAINSTAY ICAP GLOBAL FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF MARK S TALBERT 3926 TURKEY POINT DRIVE MELBOURNE, FL 32934-8533	3,137.7700	24.02%
		KARA DIRST TOD REGISTRATION ON FILE 1204 GULFSTREAM PARKWAY LIBERTYVILLE, IL 60048-5203	762.6140	5.84%
		NEW YORK LIFE TRUST CO CUST FOR THE ROTH IRA OF ALLEN L BEAVER 734 82ND STREET NIAGARA FALLS, NY 14304-2320	1,169.6900	8.96%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF PAULA JOHNSON 810 SOUTH 29TH STREET LAFAYETTE, IN 47904-3314	1,044.8570	8.00%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF MELANIE A BUNCE 120 81ST STREET NIAGARA FALLS, NY 14304-4214	2,494.5810	19.10%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF REBECCA MICHELLE SPENCER 2049 MOSS CREEK COURT RICHMOND, KY 40475-8983	1,739.4290	13.32%
	CLASS A	KAREN STARK POA FBO JOANN V STARK PO BOX 429 FENTON, LA 70640-0429	4,922.9460	5.59%
		JAMES P GUINN LAURIE GUINN - TEN COM PO BOX 661 JENNINGS, LA 70546-0661	10,212.0180	11.59%
		NEW YORK LIFE INSURANCE COMPANY ATTN: ARTHUR SETER 51 MADISON AVENUE NEW YORK, NY 10010-1603	5,000.0000	5.68%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF CHRISTOPHER O BLUNT 51 MADISON AVENUE, NEW YORK, NY 10010-1603	9,374.9120	10.64%
		NFS LLC FEBO MARTHA VERDONE TTEE MARTHA VERDONE LIVING TRUST 1120 RANDOLPH AVENUE MILTON, MA 02186-5235	8,421.0080	9.56%
	CLASS B	NEW YORK LIFE INSURANCE COMPANY ATTN: ARTHUR SETER 51 MADISON AVENUE NEW YORK, NY 10010-1603	2,500.0000	26.11%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,549.5640	16.18%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	3,705.3570	38.70%
		LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968	994.5320	10.39%
	CLASS I	NEW YORK LIFE INSURANCE COMPANY ATTN: ARTHUR SETER 51 MADISON AVENUE NEW YORK, NY 10010-1603	4,713,377.5210	95.26%
MAINSTAY ICAP INTERNATIONAL FUND	CLASS A	PFPC INC AS AGENT PFPC TRUST CO FBO HILLIARD LYONS MSF-4-F760-1-A-8 760 MOORE ROAD KING OF PRUSSIA, PA 19406-1212	402,241.4920	11.32%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION - 97T89 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	441,350.0750	12.42%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 WEST 34TH STREET, 7TH FLOOR NEW YORK, NY 10001-2402	157,038.6260	19.26%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	164,424.7880	20.17%
	CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,758,483.2810	21.21%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,121,832.8380	6.33%
	CLASS R1	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,220.1070	5.14%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,836.5470	7.74%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,900.4520	8.01%
		ORCHARD TRUST COMPANY LLC CUST FBO OPPENHEIMER FUNDS RECORD KEEPER PRO PLANS C/O FASCORE LLC 8515 EAST ORCHARD ROAD #2T2 GREENWOOD VILLAGE, CO 80111-5002	2,647.6780	11.16%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,190.7980	5.02%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,286.0620	5.42%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	5,313.4650	22.40%
	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION - 97T89 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	40,270.0890	9.70%
		STATE STREET BANK FBO ADP/TRADITIONAL 401K PRODUCT 1 LINCOLN STREET BOSTON, MA 02111-2901	76,744.6030	18.48%
		JP MORGAN CHASE BANK FBO ADP/MIDMARKET 401K) PRODUCT 3 CHASE METRO TECH CENTER, 6TH FLOOR BROOKLYN, NY 11245-0001	27,256.2450	6.56%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	235,468.8440	56.70%
	CLASS R3	MG TRUST CO AS AGENT FOR FRONTIER TRUST CO AS TTEE DEARBORN MID WEST CONVEYOR CO 401K PO BOX 10699 FARGO, ND 58106-0699	15,121.6980	18.55%
		JP MORGAN CHASE BANK AS TTEE FOR ADP/ACCESS 401K PROGRAM 4 NEW YORK PLAZA, 15TH FLOOR NEW YORK, NY 10004-2413	6,235.0090	7.65%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION - 97T89 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	40,733.5510	49.98%
MAINSTAY ICAP SELECT EQUITY FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION - 97T89 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	709,679.6860	12.29%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 WEST 34TH STREET, 7TH FLOOR NEW YORK, NY 10001-2402	365,078.6190	19.94%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION - 97T89 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	652,509.4120	35.63%
	CLASS I	PFPC AS AGENT FOR PFPC TRUST FBO MORNINGSTAR WRAP PROGRAM CUSTOMER 760 MOORE ROAD KING OF PRUSSIA, PA 19406-1212	3,358,858.8120	7.02%
		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	14,889,717.5720	31.10
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,708,758.0030	7.75%
	CLASS R1	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	292,926.2770	76.36%
	CLASS R2	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	364,388.1140	85.33%

PART C – ICAP FUNDS, INC.

ITEM 23.	OTHER INFORMATION

a.	Charter Documents
1.	Registrant’s Articles of Incorporation – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997
2.

Registrant’s Articles Supplementary, dated December 8, 1997 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997

3.	Registrant’s Articles of Amendment, dated April 29, 2005 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 2005
4.	Registrant’s Articles Supplementary, dated May 22, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006
5.	Registrant’s Articles of Amendment, dated May 22, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006
6.	Registrant’s Articles of Amendment, dated April 16, 2007 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 20, 2007
7.	Registrant’s Articles Supplementary dated April 11, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

b.	By-Laws
1.	Registrant’s By-Laws – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997
2.

Amendment to Registrant’s By-Laws dated February 16, 2005 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 2005

c.	Instruments Defining Rights of Security Holders – Inapplicable

d.	Investment Advisory Contracts

1.

Investment Advisory Agreement dated as of August 25, 2006 with New York Life Investment Management LLC – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

a.

Form of Amendment to Management Agreement dated as of April 30, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

b.	Amendment to Management Agreement, dated as of April 30, 2008 – filed herewith
c.	Amended and Restated Management Agreement dated August 1, 2008 – filed herewith
d.	Form of Expense Limitation Agreement for ICAP Global Fund and ICAP Equity Fund, dated as of April 11, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A on April 18, 2008
e.

Form of Expense Limitation Agreement for ICAP Select Equity Fund and ICAP International Fund, dated as of April 11, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A on April 18, 2008

f.	Expense Limitation Agreement for ICAP Equity Fund and ICAP Global Fund dated August 1, 2008 – filed herewith
g.	Expense Limitation Agreement for ICAP Select Equity Fund and ICAP International Fund dated August 25, 2008 – filed herewith
2.

Subadvisory Agreement dated as of August 31, 2006 between NYLIM ICAP – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

a.

Form of Amendment to Subadvisory Agreement, dated April 11, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

b.	Amended and Restated Subadvisory Agreement dated August 1, 2008 – filed herewith

e.	Underwriting Contracts
1.

Distribution Agreement dated as of June 30, 2006 with NYLIFE Distributors LLC – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

f.	Bonus or Profit Sharing Contracts

g.	Custody Agreements

1.

Custodian Agreement with Investors Bank and Trust Company dated as of June 30, 2005 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

a.

Amendment to Custodian Agreement with Investors Bank and Trust Company dated as of August 31, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

b.

Extension Agreement (for Custodian Agreement) dated January 31, 2008, between New York Life Investment Management LLC and State Street Bank and Trust Company - Previously filed with Registrant’s Registration

Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

c.	Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated April 30, 2008 – filed herewith
d.	Amendment to Master Custodian Agreement with State Street Bank and Trust Company, dated September 29, 2008 – filed herewith
e.	Amendment to Master Custodian Agreement with State Street Bank and Trust Company, dated February 13, 2009 – filed herewith
2.	Amendment to Master Delegation Agreement with Investors Bank & Trust Company dated as of September 27, 2006 – filed herewith
a.	Amendment to Master Delegation Agreement, dated April 30, 2008 – filed herewith
b.	Amendment to Master Delegation Agreement with State Street Bank and Trust Company, dated September 29, 2008 – filed herewith
c.	Amendment to Master Delegation Agreement with State Street Bank and Trust Company, dated February 13, 2009 – filed herewith

h.	Other Material Contracts
1.	Transfer Agency Agreements
a.

Transfer Agency Agreement with NYLIM Service Company LLC dated as of August 31, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006.

b.	Amended and Restated Transfer Agency Agreement with NYLIM Service Company dated October 1, 2008 – filed herewith
c.

Form of Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

d.

Form of Amendment to Sub-Transfer Agency and Service Agreement, dated April 30, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

e.	Amendment to Sub-Transfer Agency and Service Agreement with BFDS dated October 1, 2008 – filed herewith
2.	Sub-Accounting and Sub-Administration Agreements
a.

Sub-Administration and Sub-Fund Accounting Agreement between NYLIM and Investors Bank and Trust Company dated as of August 31, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

b.

Amendment to Sub-Administration and Sub-Fund Accounting Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company dated as of August 31, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

c.

Extension Agreement (for Master Sub-Accounting and Sub-Administration Agreement) dated January 31, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

d.

Form of Amendment to Master Sub-Accounting and Sub-Administration Agreement dated April 30, 2008 - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

e.	Amendment to Master Sub-Accounting and Sub-Administration Agreement with State Street Bank and Trust Company dated September 29, 2008 – filed herewith
f.	Amendment to Master Sub-Accounting and Sub-Administration Agreement with State Street Bank and Trust Company dated February 13, 2008 – filed herewith
3.	Shareholder Services Plans
a.	Shareholder Services Plan (Class R1 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006
b.	Shareholder Services Plan (Class R2 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006
c.	Shareholder Services Plan (Class R3 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006
4.

Indemnification Agreement with Dr. Gentry dated February 11, 2004 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 22, 2004

5.

Indemnification Agreement with Mr. Hays dated February 11, 2004 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 22, 2004

6.

Indemnification Agreement with Mr. Nations dated February 11, 2004 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 22, 2004

i.	Legal Opinions
1.	Opinion and Consent of Counsel – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 20, 2007

j.	Other Opinions
1.

Consent of Independent Registered Public Accounting Firm related to ICAP Funds Inc. - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

2.	Consent of Independent Registered Public Accounting Firm related to ICAP Funds Inc. – filed herewith.

k.	Omitted Financial Statements – Inapplicable

l.	Initial Capital Agreements
1.	Subscription Agreements – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997

m.	Rule 12b-1 Plans
1.

Plan of Distribution pursuant to Rule 12b-1 (Class A Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

2.

Plan of Distribution pursuant to Rule 12b-1 (Class C Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

3.

Plan of Distribution pursuant to Rule 12b-1 (Class R2 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

4.

Plan of Distribution pursuant to Rule 12b-1 (Class R3 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006

5.

Form of Plan of Distribution pursuant to Rule 12b-1 (Class A Shares) - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

6.

Form of Plan of Distribution pursuant to Rule 12b-1 (Class C Shares) - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

7.

Form of Plan of Distribution pursuant to Rule 12b-1 (Class R2 Shares) - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

8.

Form of Plan of Distribution pursuant to Rule 12b-1 (Class R3 Shares) - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

9.

Form of Plan of Distribution pursuant to Rule 12b-1 (Investor Class Shares) - Previously with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

n.	Rule 18f-3 Plans
1.	Multiple Class Plan Pursuant to Rule 18f-3 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006
2.

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated April 29, 2008 - Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008

o.	Reserved

p.	Codes of Ethics
1.	Code of Ethics for ICAP Funds, Inc. dated December 2008 – filed herewith
2.	Code of Ethics for New York Life Investment Management Holdings LLC, January 2009 – filed herewith

Other Exhibits

1.	Powers of Attorney – Previously filed with Registrant’s Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on September 11, 2007

2.	Power of Attorney of John Kim dated September 30, 2008 – filed herewith

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant neither controls any person nor is under common control with any other person.

Item 25.	Indemnification

New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including ICAP Funds, Inc. Subject to the policy’s terms, conditions, deductible and retentions, Directors and Officers are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

In addition, Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

In addition, officers and directors of the Registrant and its adviser are insured under a directors and officers/ errors and omissions insurance policy which has an aggregate policy limit of $15 million.

On February 11, 2004, the Registrant entered into indemnification agreements with each of its disinterested directors at that time whereby the Registrant agreed to hold harmless and indemnify the disinterested directors to the fullest extent authorized by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended (the "1940 Act"), and to advance expenses to the disinterested directors for reasonable legal or other expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Information regarding the business, profession, vocation or employment of a substantial nature of the directors and officers of the Registrant’s investment adviser, New York Life Investment Management LLC ("NYLIM") and subadvisor, Institutional Capital LLC ("ICAP") is included below:

NYLIM

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc. and MainStay VP Series Fund, Inc. Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of New York Life Investments is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH THE NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Gary E. Wendlandt	Chairman, Chairman of the Board, Chairman of the Compensation Committee, Member of the Audit Committee

Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director of Fianzas Monterrey, S.A.; Second Vice Chairman of HSBC New York Life Seguros de Retiro (Argentina) S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC and McMorgan &Company LLC and Chairman of the Compensation Committee for Icap, Madcap, MacKay and McMorgan; Manager of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Manager, Chairman of the Investment Committee and Member fo the Audit and Compensation Committees, Executive Vice President, New York Life International, LLC; Vice Chairman in charge of Investment &Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman of HSBC New York Life Seguros de Vida (Argentina) S.A.

Robert A. Anselmi (Retired 1/2/09)	Vice Chairman and Vice Chairman of the Board,

Vice Chairman and Vice Chairman of Board of New York Life Investment Management Holdings, LLC; Senior Vice President of New York Life Insurance Company, Manager and Member of the Audit Committee, NYLCAP Manager LLC and Institutional Capital LLC; Manager of McMorgan &Company, Madison Capital Funding LLC and MacKay Shields LLC

John Y. Kim	Manager, Chief Executive Officer and President

Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board and Member of the Audit Committee and Compensation Committee, Madison Capital

Funding LLC and McMorgan &Company LLC;

Manager and Member of the Audit Committee and Compensation Committee, MacKay Shields LLC, Chairman of the Board and Member of the Compensation Committee, NYLCAP Manager LLC and Institutional Capital; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President (effective 9/19/08), NYLIFE Insurance Company of Arizona

Patrick G. Boyle	Executive Vice President

Executive Vice President of New York Life Investment Management Holdings LLC; Director of New York Life Trust Company and Member of the Executive Management and Investment, and Examining and Audit Committees; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

Frank J. Ollari	Executive Vice President

Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company

Barry A. Schub	Executive Vice President

Senior Vice President of New York Life Insurance Company; Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of McMorgan &Company LLC; Manager and Member of the Audit Committee of NYLIFE Distributors LLC; Manager and Member of the Compensation Committee of Institutional Capital LLC and Manager of MacKay Shields LLC

David G. Bedard	Senior Managing Director and Chief Financial Officer	Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC
Jefferson C. Boyce	Senior Managing Director

Director and Member of the Executive and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Thomas A. Clough	Senior Managing Director

Chairman of the Board and Member of the Examining and Audit Committee and Management and Investment Committee of New York Life Trust Company; Senior Managing Director - Retirement Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Allan Dowiak	Senior Managing Director	None
Tony H. Elavia	Senior Managing Director	Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation
Stephen P. Fisher	Senior Managing Director and Chief Operating Officer

Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc. and ICAP Funds, Inc.

Anthony R. Malloy	Senior Managing Director

Senior Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona

Alison H. Micucci	Senior Managing Director and Chief Compliance Officer

Senior Managing Director and Chief Compliance Officer of New York Life Investment Management Holdings LLC; Senior Managing Director - Compliance of NYLIFE Distributors LLC; Chief Compliance Officer of NYLCAP Manager LLC and McMorgan &Company LLC; Senior Vice President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc. and ICAP Funds, Inc.

Susan L. Paternoster	Senior Managing Director and Head of Information Technology	None
Donald A. Salama	Senior Managing Director	Senior Managing Director - Retirement Services of NYLIFE Distributors LLC
John E. Schumacher	Senior Managing Director

Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company
George S. Shively	Senior Managing Director, General Counsel and Secretary

Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Secretary of Institutional Capital LLC, MacKay Shields LLC and Madison Capital Funding LLC

Mark W. Talgo	Senior Managing Director

President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan &Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company

Julia A. Warren	Senior Managing Director	Senior and Executive Vice President of New York Life Trust Company
Jae S. Yoon	Senior Managing Director	Member of the Board of Directors of New York Life Trust Company

ICAP

Institutional Capital LLC ("ICAP") acts as the subadvisor for certain series of the following open-end registered management investment companies: The MainStay Funds, ICAP Funds, Inc., Eclipse Funds, Inc., Eclipse Funds and MainStay VP Series Fund, Inc. Certain information on each executive officer of ICAP is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of ICAP is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

NAME	POSITION(S) WITH INSTITUTIONAL CAPITAL LLC	OTHER BUSINESS
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer	None
Gary S. Maurer	Executive Vice President	None
Paula L. Rogers	Executive President	None
Thomas R. Wenzel	Executive Vice President	None
Brian Franc	Senior Vice President and Chief Compliance Officer	None
Robert J. Lukaszewicz	Senior Vice President and Chief Financial Officer	None

Item 27.	Principal Underwriters
a.	NYLIFE Distributors LLC acts as the principal underwriter for:

The MainStay Funds (File No. 33-2610)

Eclipse Funds Inc. (File No. 33-36962)

Eclipse Funds (File No. 33-08865)

MainStay VP Series Fund, Inc. (File No. 33-286082)

NYLIAC Variable Universal Life Separate Account I

NYLIAC Multi-Funded Annuity Separate Account I

NYLIAC Multi-Funded Annuity Separate Account II

NYLIAC Variable Annuity Separate Account I

NYLIAC Variable Annuity Separate Account II

NYLIAC Variable Annuity Separate Account III

NYLIAC Variable Life Insurance Separate Account

NYLIAC Corporate Sponsored Variable Universal Life Separate Account I

NYLIAC Institutionally Owned Life Insurance Separate Account

b.	Business Position(s) and Office(s) with NYLIFE Position(s) and Office(s) Name and Principal Address(1) Distributors LLC with the ICAP Funds

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS	OTHER BUSINESS
John Y. Kim	Chairman of the Board and Chief Executive Officer	None
Christopher O. Blunt	Manager and Executive Vice President, Life and Annuity Distribution	None
Robert E. Brady	Manager and Managing Director, Operations	None
John A. Cullen	Manager and Chairman of the Audit Committee	None
Stephen P. Fisher	Manager, President and Chief Operating Officer	President
Barry A. Schub	Manager and Member of the Audit Committee	None
Scott L. Berlin	Executive Vice President, Non-COLI Variable Life Distribution	None
Robert J. Hebron	Executive Vice President, COLI Distribution	None

John R. Meyer	Executive Vice President of Variable Annuity and Agency Mutual Funds Distribution	None
Mark Taylor	Executive Vice President of McMorgan Distribution	None
Jefferson C. Boyce	Senior Managing Director, New York Life Relationship Management	None
Thomas A. Clough	Senior Managing Director, Retirement Services	None
Barbara McInerney	Senior Managing Director, Compliance	None
Alison H. Micucci	Senior Managing Director, Compliance	Senior Vice President
Donald A. Salama	Senior Managing Director, Retirement Services	None
David L. Bangs	Managing Director, Institutional Sales	None
Michael D. Coffey	Senior Managing Director, Mutual Funds -- NYLIM Product Division	None
Philip L. Gazzo	Managing Director, Mutual Funds -- Outside Broker-Dealer Distribution	None
Mark A. Gomez	Managing Director and Chief Compliance Officer	None
David G. Bedard	Senior Managing Director and Chief Financial Officer	None
Joseph J. Henehan	Managing Director, Retirement Services	None
Edward P. Linder	Managing Director, Variable Annuity and Agency Mutual Funds Distribution	None
Marguerite E. H. Morrison	Managing Director and Secretary	Chief Legal Officer and Secretary
Christopher V. Parisi	Managing Director, Mutual Funds, National Sales	None
Amanda Parness	Managing Director, Institutional Sales

Steven Sefeny	Managing Director, NYLIM Institutional Products Distribution
Stephen Fiacco	Managing Director, Mutual Funds – outside Broker-Dealer Distribution

c.	Not applicable.

Item 28.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder, are in the possession of ICAP, Registrant’s subadviser, at Registrant’s corporate offices, except (1) records held and maintained by Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, relating to its function as custodian, administrator and fund accountant, and (2) records held and maintained by Registrant’s investment adviser, New York Life Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Item 29.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.	Undertakings

Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and State of New Jersey on the 2nd day of March, 2009.

ICAP FUNDS, INC. (Registrant)

By: /s/ Stephen P. Fisher

—————————————

Stephen P. Fisher

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on March 2, 2009.

NAME	TITLE

/s/ Stephen P. Fisher	President and
————————————	Principal Executive Officer

Stephen P. Fisher

/s/ Jack R. Benintende	Treasurer and Principal Financial and
————————————	Accounting Officer

Jack R. Benintende

/s/ Susan B. Kerley *	Director and Chairman of the Board

————————————

Susan B. Kerley

/s/ Alan R. Latshaw *	Director

————————————

Alan R. Latshaw

/s/ Peter Meenan *	Director

————————————

Peter Meenan

/s/ Richard H. Nolan Jr. *	Director

————————————

Richard H. Nolan Jr.

/s/ Richard S. Trutanic *	Director

————————————

Richard S. Trutanic

/s/ Roman L. Weil *	Director

————————————

Roman L. Weil

/s/ John A. Weisser *	Director

————————————

John A. Weisser

* By /s/ Marguerite E. H. Morrison	Secretary

———————————————

Marguerite E. H. Morrison

Attorney-in-fact

*pursuant to Power of Attorney filed herewith.

EXHIBITS

d.1(b)	Amendment to Management Agreement dated April 30, 2008

d.1(c)	Amended and Restated Management Agreement dated August 1, 2008

d.1(f)	Expense Limitation Agreement dated as of August 1, 2008

d.1(g)	Expense Limitation Agreement dated as of August 25, 2008

d.2(b)	Amended and Restated Subadvisory Agreement dated August 1, 2008

g.1(c)	Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated April 30, 2008

g.1(d)	Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated September 29, 2008

g.1(e)	Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated February 13, 2009

g.2	Amendment to Master Delegation Agreement with State Street Bank and Trust Company dated September 27, 2006

g.2(a)	Amendment to Master Delegation Agreement with State Street Bank and Trust Company dated April 30, 2008

g.2(b)	Amendment to Master Delegation Agreement with State Street Bank and Trust Company dated September 29, 2008

g.2(c)	Amendment to Master Delegation Agreement with State Street Bank and Trust Company dated February 13, 2009

h.1(b)	Amended and Restated Transfer Agency Agreement with NYLIM Service Company dated October 1, 2008

h.1(e)	Amendment to Sub-Transfer Agency and Service Agreement with Boston Financial Data Services Inc. dated October 1, 2008

h.2(e)	Amendment to Master Sub-Accounting and Sub-Administration Agreement, dated September 29, 2008

h.2(f)	Amendment to Master Sub-Accounting and Sub-Administration Agreement, dated February 13, 2009

j.2	Consent of Independent Registered Public Accounting Firm related to ICAP Funds, Inc.

p.1	Code of Ethics for ICAP Funds, Inc. dated December 2008

p.2	Code of Ethics for New York Life Investment Management Holdings LLC dated January 2009

Other Exhibit 2:	Power of Attorney of John Kim dated September 30, 3008